     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1997


                                                 REGISTRATION STATEMENT 33-65399
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO
                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                               ------------------

     A. Exact name of trust: KILICO VARIABLE SEPARATE ACCOUNT

     B. Name of depositor: KEMPER INVESTORS LIFE INSURANCE COMPANY

     C. Complete address of depositor's principal executive offices:

       1 Kemper Drive
       Long Grove, Illinois 60049

     D. Name and complete address of agent for service:

                             DEBRA P. REZABEK, ESQ.
                    Kemper Investors Life Insurance Company
                                 1 Kemper Drive
                           Long Grove, Illinois 60049

                                           COPIES TO:
               FRANK JULIAN, ESQ.                              JOAN E. BOROS, ESQ.
    Kemper Investors Life Insurance Company                   Katten Muchin & Zavis
                 1 Kemper Drive                         1025 Thomas Jefferson Street, N.W.
           Long Grove, Illinois 60049                         Washington, D.C. 20007


     It is proposed that this filing will become effective (check appropriate box)



[ ] Immediately upon filing pursuant to paragraph (b), or


[ ] 60 days after filing pursuant to paragraph (a)(1), or


[X] on May 1, 1997 pursuant to paragraph (b), or


[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.



     If appropriate, check the following box:



      [ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.



     E. Title and amount of securities being registered:



         Units of Interests in the Separate Account under


         Flexible Premium Variable Life Insurance Policies.



     F. Proposed maximum aggregate offering price to the public of the securities being registered.



         Registration of Indefinite Amount of Securities filed February 6, 1987 (File No. 33-11803) pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed on February 27, 1997.



     G. Amount of filing Fee:



         None.



     H. Approximate date of proposed public offering:



         Continuous.



     [ ] Check box if it is proposed that this filing will become effective on
         (date) at (time) pursuant to Rule 487.


================================================================================


REGISTRANT ELECTS TO BE GOVERNED BY THE PROVISIONS OF RULE 6E-3(T)(B)(13)(I)(B)

                            PROSPECTUS--MAY 1, 1997


--------------------------------------------------------------------------------

                           FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                  THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

  HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049       (847) 550-5500

     This Prospectus describes a variable life insurance policy (the "Policy") offered by Kemper Investors Life Insurance Company ("KILICO"). The Policy provides for life insurance and for the accumulation of Cash Value on a variable basis. Premiums under the Policy are flexible, subject to certain restrictions. The Death Benefit and Cash Value of the Policy may vary to reflect the investment experience of the KILICO Variable Separate Account (the "Separate Account").

     The Policy meets the definition of "life insurance" under Section 7702 of the Internal Revenue Code. The Policy may be issued as or become a modified endowment contract. For a Policy treated as a modified endowment contract, certain distributions will be includable in gross income for Federal income tax purposes.


     See "Federal Tax Matters", page 20 for a discussion of laws that affect the tax treatment of the Policy.



     An Owner may allocate premiums under a Policy to one or more of the Subaccounts of the Separate Account and the Fixed Account. Each Subaccount invests in shares of one portfolio of an underlying mutual fund. The underlying mutual funds (and the portfolios of the underlying mutual funds) currently available under the Policy are: (a) Investors Fund Series (formerly Kemper Investors Fund) (portfolios--Money Market, Total Return, High Yield, Growth, Government Securities, International and Small Cap Growth); and (b) American Skandia Trust (portfolios--Lord Abbett Growth and Income, JanCap Growth, T. Rowe Price International Equity, T. Rowe Price Asset Allocation, Founders Capital Appreciation, INVESCO Equity Income, PIMCO Total Return Bond, PIMCO Limited Maturity Bond and Berger Capital Growth). The other portfolios of the Funds are not currently available for investment under the Policy. The accompanying Prospectuses for the Funds describe the investment objectives and the attendant risks of the portfolios of the Funds. The Cash Value in the Fixed Account will accrue interest at a rate that is guaranteed by KILICO.


     The Policy permits the Owner to choose from two death benefit options. KILICO guarantees that the Death Benefit payable for a Policy will never be less than the Death Benefit stated in the Policy Specifications, less Debt, as long as the Policy is in force. There is no guaranteed Cash Value. If the Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse. A guarantee premium and guarantee period are stated in the Policy Specifications. Payment of the guarantee premium is not required but if paid as specified under the Policy will guarantee that the Policy will not lapse during the guarantee period.

     The Owner may examine the Policy and return it to KILICO for a refund during the Free-Look Period.

     It may not be advantageous to purchase a Policy as a replacement for another type of life insurance policy, or to obtain additional insurance protection if a flexible premium variable life insurance policy is already owned.

     This Prospectus generally describes only that portion of the Cash Value allocated to the Separate Account. For a brief summary of the Fixed Account option see "The Fixed Account Option" on page 7.

           THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE APPLICABLE UNDERLYING
           FUND. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR
           FUTURE REFERENCE.
                         ------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
================================================================================


                                                               Page
                                                               ----
DEFINITIONS.................................................      1
SUMMARY.....................................................      2
KILICO AND THE SEPARATE ACCOUNT.............................      4
THE FUNDS...................................................      5
FIXED ACCOUNT OPTION........................................      7
THE POLICY..................................................      7
POLICY BENEFITS AND RIGHTS..................................     10
CHARGES AND DEDUCTIONS......................................     15
GENERAL PROVISIONS..........................................     17
DOLLAR COST AVERAGING.......................................     19
SYSTEMATIC WITHDRAWAL PLAN..................................     19
DISTRIBUTION OF POLICIES....................................     20
FEDERAL TAX MATTERS.........................................     20
LEGAL CONSIDERATIONS........................................     21
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................     22
VOTING INTERESTS............................................     22
STATE REGULATION OF KILICO..................................     22
DIRECTORS AND OFFICERS OF KILICO............................     23
LEGAL MATTERS...............................................     25
LEGAL PROCEEDINGS...........................................     25
EXPERTS.....................................................     25
REGISTRATION STATEMENT......................................     25
FINANCIAL STATEMENTS........................................     25
APPENDICES..................................................     60

                                  DEFINITIONS

     ACCUMULATION UNIT--An accounting unit of measure used to calculate the value of each Subaccount.

     AGE--The Insured's age on his or her nearest birthday.

     BENEFICIARY--The person to whom the proceeds due on the Insured's death are paid.

     CASH VALUE--The sum of the value of Policy assets in the Separate Account, Fixed Account and Loan Account.

     DATE OF RECEIPT--Date of receipt means the valuation date during which a request, form or payment is received at KILICO's Home Office. KILICO is deemed to have received any request, form or payment on the date it is actually received at the Home Office, provided that it is received before the close of the New York Stock Exchange (which is normally 3:00 p.m. Long Grove time) on any date when the New York Stock Exchange is open. Otherwise, it will be deemed to be received on the next such day.

     DEBT--Debt means (1) the principal of any outstanding loan, plus (2) any loan interest due or accrued to KILICO.

     FIXED ACCOUNT--The amount of assets held in the General Account attributable to the fixed portion of the Policy.

     FREE-LOOK PERIOD--The period of time in which an Owner may cancel the Policy and receive a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner.

     FUNDS--The underlying mutual funds in which the Subaccounts of the Separate Account invest.

     GENERAL ACCOUNT--The assets of KILICO other than those allocated to the Separate Account or any other separate account.

     GUIDELINE SINGLE PREMIUM--The maximum initial amount of premium that can be paid while retaining qualification as a life insurance policy under the Internal Revenue Code.

     INSURED--The person whose life is covered by the Policy and who is named in the Policy Specifications.

     ISSUE DATE--The date shown in the Policy Specifications. Incontestability and suicide periods are measured from the Issue Date.

     LOAN ACCOUNT--The amount of assets transferred from the Separate Account and the Fixed Account and held in the General Account as collateral for Policy Loans.

     MATURITY DATE--The Policy Date anniversary nearest the Insured's 100th birthday.

     MONTHLY PROCESSING DATE--The same day in each month as the Policy Date.

     MORTALITY AND EXPENSE RISK CHARGE--A charge deducted in the calculation of the Accumulation Unit Value for the assumption of mortality risks and expense guarantees.

     PLANNED PREMIUM--The scheduled premium specified by the Owner in the application.

     POLICY DATE--The date shown in the Policy Specifications. The Policy Date is the date used to determine Policy Years and Monthly Processing Dates. The Policy Date is the date that insurance coverage takes effect subject to any principles of conditional receipt under applicable law.

     POLICY YEAR--Each year commencing with the Policy Date and each Policy Date anniversary thereafter.

     SEPARATE ACCOUNT VALUE--The portion of the Cash Value in the Subaccount(s) of the Separate Account.

     SPECIFIED AMOUNT--The amount chosen by the Owner and used to calculate the death benefit. The Specified Amount is shown in the Policy Specifications.

     SUBACCOUNT--A subdivision of the Separate Account.

     SURRENDER VALUE--The surrender value of a Policy is (1) the Cash Value minus (2) any applicable Surrender Charge; minus (3) any Debt.

     TRADE DATE--The date 30 days following the date all requirements for coverage have been completed by the Owner and coverage under the Policy is recorded by KILICO as in force.

     VALUATION DATE--Each business day on which valuation of the assets of the Separate Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

     VALUATION PERIOD--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

                                    SUMMARY


     The following summary should be read in conjunction with the detailed information in this Prospectus. You should refer to the heading "Definitions" for the meaning of certain terms. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements which are attached to this Prospectus, or in endorsements to the Policy, as appropriate. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force, that there is no indebtedness, and that current Federal tax laws apply.



     The Owner of a Policy pays a premium for life insurance coverage on the person insured. The Policy is a flexible premium policy, so subject to certain limitations, a Policy Owner may choose the amount and frequency of premium payments. The Policy provides for a Surrender Value which is payable if the Policy is terminated during an Insured's lifetime. The Death Benefit and Cash Value of the Policy may increase or decrease to reflect investment experience. There is no guaranteed Cash Value. If the Surrender Value is insufficient to pay charges under the Policy, the Policy will lapse unless an additional premium payment or loan repayment is made. A guarantee premium and a guarantee period are stated in the Policy Specifications. The Policy is guaranteed to remain in force during the guarantee period provided the sum of the premiums paid less withdrawals and debt is equal to or greater than the sum of the guarantee premiums. (See "The Policy--Premiums and Allocation of Premiums and Separate Account Value," page 8, "Charges and Deductions," page 15, and "Policy Benefits and Rights," page 10.)



     Under certain circumstances, a Policy may be issued as or become a modified endowment contract as a result of a material change or reduction in benefits as defined by the Internal Revenue Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. For a Policy treated as a modified endowment contract, certain distributions will be included in the Owner's gross income for purposes of Federal income tax (See "Federal Tax Matters," page 20.)


     The purpose of the Policy is to provide insurance protection for the beneficiary named therein. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

POLICY BENEFITS

     CASH VALUE. The Policy provides for a Cash Value. The Cash Value will reflect the amount and frequency of premium payments, the investment experience of the selected Subaccounts, any values in the Fixed Account and Loan Account, and charges imposed in connection with the Policy. The Owner bears the entire investment risk on that portion of the net premiums and Cash Value allocated to the Separate Account. KILICO does not guarantee a minimum Separate Account Value. (See "Policy Benefits and Rights--Cash Value," page 12.)

     The Owner may surrender a Policy at any time and receive the Surrender Value, which equals the Cash Value less any applicable surrender charge and outstanding Debt. Partial withdrawals are also available subject to restrictions. (See "Policy Benefits and Rights--Surrender Privilege," page 14.)


     POLICY LOANS. The Owner may borrow up to 90% of the Policy's Cash Value minus applicable surrender charges, subject to the requirements of the Internal Revenue Code. The minimum amount of a loan is $500. Interest at an effective annual rate of 4.50% in the first nine Policy Years and 3.00% thereafter will be charged on outstanding loan amounts. (See "Federal Tax Matters," page 20.)



     When a loan is made, a portion of the Policy's Cash Value equal to the amount of the loan will be transferred from the Separate Account and the Fixed Account (proportionately, unless the Owner requests otherwise) to the Loan Account. Cash Values within the Loan Account will earn 3.00% annual interest. Such earnings will be allocated to the Loan Account. (See "Policy Benefits and Rights--Policy Loans," page 13.)



     If the Policy is treated as a modified endowment contract, a loan will be treated as a distribution for Federal income tax purposes and may be subject to tax, withholding and penalties. (See "Federal Tax Matters," page 20.)


     DEATH BENEFITS. As long as the Policy remains in force, the Policy provides a death benefit payment upon the death of the Insured. The Policy contains two death benefit options. Under Option A, the death benefit is the Specified Amount stated in the Policy Specifications. Under Option B, the death benefit is the Specified Amount stated in the Policy Specifications plus the Cash Value. In either case, the death benefit will not be less than a specified multiple of the Cash Value. The death benefit payable will be reduced by any Debt. (See "Policy Benefits and Rights--Death Benefits," page 10.)

PREMIUMS

     The Owner has flexibility concerning the amount and frequency of premium payments. At the time of application, the Owner will determine a Planned Premium. However, the Owner will not be required to adhere to the schedule and, subject to certain restrictions, may make premium payments in any amount and at any frequency. The amount, frequency, and period of time over which an Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract. The minimum monthly premium payment is $50. Other minimums apply for other payment modes.

     Payment of the scheduled premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends on the Policy's Surrender Value. A guarantee premium and a guarantee period are stated in the Policy Specifications. A Policy will remain in force during the guarantee period provided the sum of the premiums paid less withdrawals and Debt is equal to or greater than the sum of the guarantee premiums. (See "The Policy--Premiums," page 8.)

THE SEPARATE ACCOUNT


     ALLOCATION OF PREMIUMS. The portion of the premium available for allocation equals the premium paid less applicable charges. An Owner indicates in the application for the Policy the percentages of premium to be allocated among the Subaccounts of the Separate Account and the Fixed Account. The Separate Account currently consists of sixteen Subaccounts, each of which invests in shares of a designated portfolio of the Investors Fund Series or American Skandia Trust.



     On the day following the date of receipt, the initial premium less applicable charges will be allocated to the Money Market Subaccount. On the Trade Date, which is thirty days from the Issue Date, the Separate Account Value in the Money Market Subaccount will be allocated among the Subaccounts and the Fixed Account in accordance with the Owner's instructions in the application. (See "The Policy -- Policy Issue," page 7.)



     TRANSFERS. Separate Account Value may be transferred among the Subaccounts. One transfer of all or part of the Separate Account Value may be made within a fifteen day period. Transfers are also permitted between the Fixed Account and the Subaccounts, subject to restrictions. (See "Allocation of Premiums and Separate Account Value," page 8.)


THE FUNDS


     The following portfolios of the Investors Fund Series (formerly Kemper Investors Fund) are currently available for investment by the Separate Account:


     MONEY MARKET PORTFOLIO, TOTAL RETURN PORTFOLIO, HIGH YIELD PORTFOLIO, GROWTH PORTFOLIO, GOVERNMENT SECURITIES PORTFOLIO, INTERNATIONAL PORTFOLIO AND SMALL CAP GROWTH PORTFOLIO.

     The following portfolios of American Skandia Trust are currently available for investment by the Separate Account:

     LORD ABBETT GROWTH AND INCOME, JANCAP GROWTH, T. ROWE PRICE INTERNATIONAL EQUITY, T. ROWE PRICE ASSET ALLOCATION, FOUNDERS CAPITAL APPRECIATION, INVESCO EQUITY INCOME, PIMCO TOTAL RETURN BOND, PIMCO LIMITED MATURITY BOND AND BERGER CAPITAL GROWTH.

     For a more detailed description of the Funds, see "The Funds," page 5, the Funds' prospectuses, and Statements of Additional Information available upon request.

CHARGES

     A state and local premium tax charge of 2.5% is deducted from each premium payment under the Policy prior to allocation of the net premium. In addition, a charge of 1% of each premium payment will be deducted to compensate KILICO for higher corporate income tax liability resulting from changes in the tax law made by the Omnibus Budget Reconciliation Act of 1990. (See Charges and Deductions--Deductions from Premiums, page 15.)


     No other charges are currently made from premium or the Separate Account for Federal, state or other taxes. Should KILICO determine that such taxes may be imposed, it may make deductions from the Separate Account to pay those taxes. (See "Federal Tax Matters," page 20.)


     Deductions will be made from the Policy's Cash Value in each Subaccount and the Fixed Account on the Policy Date and on each Monthly Processing Date for the cost of providing life insurance coverage for the

Insured. In addition, KILICO deducts an asset charge from each Subaccount on a daily basis for the assumption by KILICO of certain mortality and expense risks incurred in connection with the Policy, at an annual rate of .90%. (See "Charges and Deductions--Cost of Insurance Charge and Mortality and Expense Risk Charge," page 15.)


     A $5 per month administrative expense charge is deducted from the Policy's Cash Value on each Monthly Processing Date. (See "Charges and
Deductions--Monthly Administrative Charge," page 16.)

     If, prior to the 15th Policy year or the 15th Policy Year following an increase in Specified Amount, the Policy is surrendered or the Cash Value is applied under a Settlement Option, a surrender charge will be deducted. (See "Policy Benefits and Rights--Surrender Privilege," page 14.)


     In addition, the Subaccounts of the Separate Account purchase shares of the Funds. Each Portfolio of the Funds incurs annual fund operating expenses which consist of management fees and other expenses. The management fees for each Portfolio for the year ending December 31, 1996 as a percentage of average net assets were as follows: Money Market 0.50%; Total Return 0.55%; High Yield 0.60%; Growth 0.60%; Government Securities 0.55%; International 0.75%; Small Cap Growth 0.65%; Lord Abbett Growth and Income 0.75%; JanCap Growth 0.90%; T-Rowe Price Asset Allocation 0.85%; T-Rowe Price International Equity 1.00%; Founders Capital Appreciation .90%; INVESCO Equity Income 0.75%; PIMCO Total Return Bond 0.65%; PIMCO Limited Maturity Bond 0.65% and Berger Capital Growth 0.75%.



     The other expenses for each Portfolio for the year ending December 31, 1996 as a percentage of average net assets were as follows: Money Market 0.10%; Total Return 0.04%; High Yield 0.05%; Growth 0.04%; Government Securities 0.11%; International 0.21%; Small Cap Growth 0.10%; Lord Abbett Growth and Income 0.22%; JanCap Growth 0.20%; T. Rowe Price Asset Allocation 0.35%; T. Rowe Price International Equity 0.30%; Founders Capital Appreciation 0.26%; INVESCO Equity Income 0.23%; PIMCO Total Return Bond 0.24%; PIMCO Limited Maturity Bond 0.24%; and Berger Capital Growth 0.26%. The investment manager for the American Skandia Trust has agreed to reimburse each Portfolio to the extent expenses exceed specified percentage limits. For additional information about the fees and expenses of the Funds, see "The Funds", page 5, and the prospectuses for the Funds.


TAX TREATMENT UNDER CURRENT FEDERAL TAX LAW

     The Cash Value, while it remains in the Policy, and the Death Benefit should be subject to the same Federal income tax treatment as the cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if the Policy is not treated as a modified endowment contract, the Owner is generally not deemed to be in receipt of the Cash Value under a Policy until a distribution occurs through a withdrawal or surrender. If the Policy is treated as a modified endowment contract, a loan will also be treated as a distribution. A change of Owners, an assignment, a loan or a surrender of the Policy may have tax consequences.


     Death Benefits payable under the Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be subject to income tax on the Death Benefit. (See "Federal Tax Matters," page 20.)


FREE-LOOK PERIOD

     The Owner is granted a period of time to examine a Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner. (See "Policy Benefits and Rights--Free-Look Period and Exchange Rights," page 15.)

ILLUSTRATIONS OF CASH VALUES, SURRENDER VALUES, DEATH BENEFITS


     Tables in Appendix A illustrate the Cash Values, Surrender Values and Death Benefits based upon certain hypothetical assumed rates of return for the Separate Account and the charges deducted under the Policy.


                        KILICO AND THE SEPARATE ACCOUNT

KEMPER INVESTORS LIFE INSURANCE COMPANY

     Kemper Investors Life Insurance Company ("KILICO"), 1 Kemper Drive, Long Grove, Illinois 60049, was organized in 1947 and is a stock life insurance company organized under the laws of the State of Illinois. KILICO is a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Zurich Insurance Company and Insurance Partners L.P. and Insurance Partners Offshore (Bermuda), L.P. indirectly and directly own 80 percent and 20 percent, respectively, of Kemper Corporation. KILICO offers life insurance and annuity products and is admitted to do business in the District of Columbia and all states except New York.

SEPARATE ACCOUNT

     KILICO Variable Separate Account (the "Separate Account") was established by KILICO as a separate investment account on January 22, 1987. The Separate Account will receive and invest net premiums under the Policy. In addition, the Separate Account may receive and invest net premiums for other variable life insurance policies offered by KILICO.

     The Separate Account is administered and accounted for as part of the general business of KILICO, but the income, capital gains or capital losses of the Separate Account are credited to or charged against the assets held in the Separate Account, without regard to any other income, capital gains or capital losses of any other separate account or arising out of any other business which KILICO may conduct. The benefits provided under the Policy are obligations of KILICO.

     The Separate Account has been registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the Commission of the management, investment practices or policies of the Separate Account or KILICO.

     The Separate Account is currently divided into sixteen Subaccounts. Each Subaccount invests exclusively in shares of one of the corresponding portfolios of the Funds. Income and both realized and unrealized gains or losses from the assets of each Subaccount generally are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any business KILICO may conduct.

                                   THE FUNDS


     The Separate Account invests in shares of the Investors Fund Series (formerly Kemper Investors Fund) and American Skandia Trust, series type mutual funds registered with the Commission as open-end management investment companies. Registration of the Funds does not involve supervision of their management, investment practices or policies by the Commission. The Funds are designed to provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds currently are sold only to insurance company separate accounts and, with respect to American Skandia Trust, certain qualified retirement plans. In addition to the Separate Account, shares of the Funds may be sold to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with KILICO. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts of companies unaffiliated with KILICO, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently neither KILICO nor the Funds foresees any such disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. Management of the Funds has an obligation to monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if KILICO believes that a Fund's response to any of those events or conflicts insufficiently protects the Owners, it will take appropriate action on its own.


     The Separate Account invests in the underlying portfolios of the Funds. The assets of each portfolio are held separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies. Each portfolio operates as a separate investment fund, and the income, gains or losses of one portfolio generally have no effect on the investment performance of any other portfolio.


INVESTORS FUND SERIES (FORMERLY KEMPER INVESTORS FUND)



     The Investors Fund Series portfolios in which the Separate Account invests are summarized below:


     MONEY MARKET PORTFOLIO: This Portfolio seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in twelve months or less.

     TOTAL RETURN PORTFOLIO: This Portfolio seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

     HIGH YIELD PORTFOLIO: This Portfolio seeks a high level of current income by investing in fixed-income securities.

     GROWTH PORTFOLIO: This Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

     GOVERNMENT SECURITIES PORTFOLIO: This Portfolio seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

     INTERNATIONAL PORTFOLIO: This Portfolio seeks a total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

     SMALL CAP GROWTH PORTFOLIO: This Portfolio seeks maximum appreciation of investors' capital.


     Zurich Kemper Investments, Inc. ("ZKI") (formerly Kemper Financial Services, Inc.), an affiliate of KILICO, is the investment adviser to each portfolio of the Investors Fund Series specified above and manages its daily investments and business affairs, subject to the policies established by the trustees of the Investors Fund Series. For its advisory services to the Portfolios, ZKI receives compensation monthly at annual rates equal to .50 of 1%, .55 of 1%, .60 of 1%, .60 of 1%, .55 of 1%, .75 of 1% and .65% of 1% of the
average daily net asset values of the Money Market Portfolio, the Total Return Portfolio, the High Yield Portfolio, the Growth Portfolio, the Government Securities Portfolio, the International Portfolio and the Small Cap Growth Portfolio, respectively. ZKI uses the services of Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, as a sub-adviser for the Total Return, High Yield, Growth, International and Small Cap Growth Portfolios. ZKI pays ZIML for its services a sub-advisory fee, payable monthly at the following annual rates applied to the portion of the average daily net assets of the applicable Portfolio allocated by ZKI to ZIML for management: .35 of 1% for the Total Return, Growth, International and Small Cap Growth Portfolios and .30 of 1% for the High Yield Portfolio.


AMERICAN SKANDIA TRUST

     The American Skandia Trust portfolios in which the Separate Account invests are summarized below:


     LORD ABBETT GROWTH AND INCOME PORTFOLIO: This Portfolio seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value by investing in common stocks of seasoned companies which are expected to show above-average growth.



     JANCAP GROWTH PORTFOLIO: This Portfolio seeks growth of capital in a manner consistent with preservation of capital by emphasizing investments in common stocks.



     T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO: This Portfolio seeks total return on its assets from long-term growth of capital and income principally through investment primarily in common stocks of established, non-U.S. companies.


     T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: This Portfolio seeks a high level of total return by investing primarily in a diversified group of fixed income and equity securities.


     FOUNDERS CAPITAL APPRECIATION PORTFOLIO: This Portfolio seeks capital appreciation through investment primarily in common stocks of U.S. companies with market capitalizations of $1.5 billion or less. These stocks normally will be traded in the over-the-counter market.



     INVESCO EQUITY INCOME PORTFOLIO: This Portfolio seeks high current income while following sound investment practices, with capital growth potential as an additional but secondary consideration. The Portfolio invests primarily in dividend-paying, marketable common stocks of domestic and foreign industrial issuers.



     PIMCO TOTAL RETURN BOND PORTFOLIO: This Portfolio seeks to maximize total return, consistent with preservation of capital by investing primarily in fixed income securities of various types.



     PIMCO LIMITED MATURITY BOND PORTFOLIO: This Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing primarily in fixed income securities of various types.



     BERGER CAPITAL GROWTH PORTFOLIO: This Portfolio seeks long-term capital appreciation by investing primarily in common stocks of established companies.



     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for the American Skandia Trust. ASISI engages a sub-adviser for each Portfolio as described in the prospectus to the American Skandia Trust. ASISI receives compensation at annual rates equal to the following percentages of average daily net asset values: Lord Abbett Growth and Income 0.75%; JanCap Growth 0.90%; T. Rowe Price Asset Allocation 0.85%; T. Rowe Price International Equity 1.00%; Founders Capital Appreciation .90%; INVESCO Equity Income 0.75%; PIMCO Total Return Bond 0.65%; PIMCO Limited Maturity Bond 0.65%; and Berger Capital Growth 0.75%. ASISI is solely responsible for compensating the sub-advisers.



     There is no assurance that any of the Portfolios of the Investors Fund Series or the American Skandia Trust will achieve its stated objective. More detailed information, including a description of risks involved in investing in each of the Portfolios may be found in the prospectus for each Fund and each Fund's Statement of Additional Information.

CHANGE OF INVESTMENTS

     KILICO reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. KILICO reserves the right to eliminate the shares of any of the portfolios of the Funds and to substitute shares of another portfolio of the Funds or of another investment company, if the shares of a portfolio are no longer available for investment, or if in its judgment further investment in any portfolio becomes inappropriate in view of the purposes of the Policy or the Separate Account. KILICO may also eliminate or combine one or more subaccounts, transfer assets, or it may substitute one subaccount for another subaccount, if, in its sole discretion, marketing, tax or investment conditions warrant. KILICO will not substitute any shares attributable to an Owner's interest in a Subaccount of the Separate Account without notice to the Owner and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

     KILICO also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of KILICO, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing Owners as determined by KILICO.

     If deemed by KILICO to be in the best interests of persons having voting interests under the Policy, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other KILICO separate accounts. To the extent permitted by law, KILICO may also transfer the assets of the Separate Account associated with the Policy to another separate account, or to the General Account.

                              FIXED ACCOUNT OPTION


     NET PREMIUMS ALLOCATED BY POLICY OWNERS TO THE FIXED ACCOUNT OF THE POLICY AND TRANSFERS TO THE FIXED ACCOUNT BECOME PART OF THE GENERAL ACCOUNT OF KILICO, WHICH SUPPORTS INSURANCE AND ANNUITY OBLIGATIONS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") NOR IS THE FIXED ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN GENERALLY ARE SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS AND KILICO HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATE TO THE FIXED PORTION. DISCLOSURES REGARDING THE FIXED ACCOUNT, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.


     Under the Fixed Account Option offered under the Policies, KILICO allocates payments to its General Account and pays a fixed interest rate for stated periods. This Prospectus describes only the element of the Contract pertaining to the Separate Account except where it makes specific reference to fixed accumulation and settlement elements.

     The Policies guarantee that payments allocated to the Fixed Account will earn a minimum fixed interest rate of 3%. KILICO, at its discretion, may credit interest in excess of 3%. KILICO reserves the right to change the rate of excess interest credited as provided under the terms of the Policy. KILICO also reserves the right to declare separate rates of excess interest for net premiums or amounts transferred at designated times, with the result that amounts at any given designated time may be credited with a higher or lower rate of excess interest than the rate or rates of excess interest previously credited to such amounts and net premiums or amounts transferred at any other designated time.

                                   THE POLICY

POLICY ISSUE

     Before KILICO will issue a Policy, it must receive a completed application and a full initial premium at its Home Office. A Policy ordinarily will be issued only for Insureds Age 1 through 75 who supply satisfactory evidence of insurability to KILICO. Acceptance of an application is subject to underwriting by KILICO.

     After underwriting is complete and the Policy is delivered to the Owner, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. (See "Premiums," below.)

PREMIUMS

     Premiums are to be paid to KILICO at its Home Office. (See "Distribution of Policies.") Checks ordinarily must be made payable to KILICO.

     PLANNED PREMIUMS. When applying for a Policy, a Policy Owner will specify a Planned Premium payment that provides for the payment of level premiums over a specified period of time. However, the Policy Owner is not required to pay Planned Premiums.

     The minimum monthly premium that will be accepted by KILICO is $50. For modes other than monthly the minimums are: single premium $5,000; annual $600; semi-annual $300; quarterly $150. The amount, frequency and period of time over which a Policy Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment than conventional life insurance contracts for certain pre-death distributions. Accordingly, variations from the Planned Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

     Payment of the Planned Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Surrender Value. Even if Planned Premiums are paid, the Policy will lapse any time Surrender Value is insufficient to pay the current monthly deductions and a Grace Period expires without sufficient payment. (See "Policy Lapse and Reinstatement.")

     A guarantee period and a monthly guarantee premium are specified in the Policy Specifications. The guarantee period is the period that ends on the third Policy anniversary. During the guarantee period, the policy will remain in force and no grace period will begin provided that the total premiums received, less any withdrawals and any outstanding loans, equals or exceeds the monthly guarantee premium times the number of months since the Policy Date, including the current month.

     KILICO may reject or limit any premium payment that is below the current minimum premium amount requirements, or that would increase the death benefit by more than the amount of the premium. All or a portion of a premium payment will be rejected and returned to the Owner if it would disqualify the Policy as life insurance under the Internal Revenue Code.

     Certain charges will be deducted from each premium payment. (See "Charges and Deductions.") The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Premiums and Separate Account Value."

     POLICY DATE. The Policy Date is the date used to determine Policy Years and Monthly Processing Dates. The Policy Date will be the date that coverage on the Insured takes effect. If such date is the 29th, 30th, or 31st of a month, the Policy Date will be the first of the following month.

     In the event an application is declined by KILICO, the Cash Value in the Money Market Subaccount plus the total amount of monthly deductions and deductions against premiums will be refunded.

     The full initial premium is the only premium required to be paid under a Policy. However, additional premiums may be necessary to keep the Policy in force. (See "The Policy--Policy Lapse and Reinstatement.")

ALLOCATION OF PREMIUMS AND SEPARATE ACCOUNT VALUE


     ALLOCATION OF PREMIUMS. The initial net premium will be allocated to the Money Market Subaccount. The Separate Account Value will remain in the Money Market Subaccount until the Trade Date. On the Trade Date, the Separate Account Value in the Money Market Subaccount will be allocated to the Subaccounts and the Fixed Account as elected by the Owner in the application for the Policy. Additional premiums received will continue to be allocated in accordance with the Owner's instructions in the application unless contrary written instructions are received. Once a change in allocation is made, all future premiums will be allocated in accordance with the new allocation, unless contrary written instructions are received. The minimum amount of any premium that may be allocated to a Subaccount is $50. Cash Value may be allocated to a total of ten accounts at any given time.


     The Separate Account Value will vary with the investment experience of the chosen Subaccounts. The Owner bears the entire investment risk.

     TRANSFERS. After the Trade Date, Separate Account Value may be transferred among the Subaccounts and into the Fixed Account. One transfer of all or a part of the Separate Account Value may be made within a fifteen day period. All transfers made during a business day will be treated as one request.

     Fixed Account Value may be transferred to one or more Subaccounts. One transfer of part of the Fixed Account Value may be made once each Policy Year in the thirty day period following the end of a Policy Year.

     Transfer requests must be in writing in a form acceptable to KILICO, or by telephone authorization under forms authorized by KILICO. (See "General Provisions--Written Notices and Requests.") The minimum partial transfer amount is $500. No partial transfer may be made if the value of the Owner's remaining interest in a Subaccount or the Fixed Account, from which amounts are to be transferred, would be less than $500 after such transfer. These minimums may be waived for reallocations under established third party asset allocation programs. Transfers will be based on the Accumulation Unit values next determined following receipt of valid, complete transfer instructions by KILICO. The transfer provision may be suspended, modified or terminated at any time by KILICO. KILICO reserves the right to charge up to $25 for each transfer. KILICO disclaims all liability for acting in good faith in following instructions which are given in accordance with procedures established by KILICO, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, a Policy Owner would bear this risk of loss in the event of a fraudulent telephone transfer.

     If a Policy Owner authorizes a third party to transact transfers on the Policy Owner's behalf, we will reallocate the Cash Value pursuant to the asset allocation program determined by such third party. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options that will be available for transfer under third party authorizations.

     AUTOMATIC ASSET REALLOCATION. A Policy Owner may elect to have transfers made automatically among the Subaccounts of the Separate Account on an annual or a quarterly basis so that Cash Value is reallocated to match the percentage allocations in the Policy Owner's predefined premium allocation elections. Transfers under this program will not be subject to the $500 minimum transfer amounts. An election to participate in the automatic asset reallocation program must be in writing in the form prescribed by KILICO and returned to KILICO at its home office.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Lapse will occur when the Surrender Value of a Policy is insufficient to cover the monthly deductions, and a grace period expires without a sufficient payment being made. (See "Charges and Deductions.")

     A grace period of 61 days will be given to the Owner. It begins when notice is sent that the Surrender Value of the Policy is insufficient to cover the monthly deductions. Failure to make a premium payment or loan repayment during the grace period sufficient to keep the Policy in force for three months will cause the Policy to lapse and terminate without value.

     If payment is received within the grace period, the premium or loan repayment will be allocated to the Subaccounts and the Fixed Account in accordance with the most current allocation instructions, unless otherwise requested. Amounts over and above the amounts necessary to prevent lapse may be paid as additional premiums, however, to the extent otherwise permitted. (See "The Policy--Premiums.")

     KILICO will not accept any payment that would cause the total premium payment to exceed the maximum payment permitted by the Code for life insurance under the guideline premium limits. However, the Owner may voluntarily repay a portion of Debt to avoid lapse. (See "Federal Tax Matters.")

     If premium payments have not exceeded the maximum payment permitted by the Code, the Owner may choose to make a larger payment than the minimum required payment to avoid the recurrence of the potential lapse of coverage. The Owner may also combine premium payments with Debt repayments.

     The death benefit payable during the grace period will be the Death Benefit in effect immediately prior to the grace period, less any Debt and any unpaid monthly deductions.

     REINSTATEMENT. If a Policy lapses because of insufficient Surrender Value to cover the monthly deductions, and it has not been surrendered for its Surrender Value, it may be reinstated at any time within three years after the date of lapse. Tax consequences may affect the decision to reinstate. Reinstatement is subject to:

     (1) receipt of evidence of insurability satisfactory to KILICO;

     (2) payment of a minimum premium sufficient to cover monthly deductions for the grace period and to keep the Policy in force three months; and

     (3) payment or reinstatement of any Debt against the Policy which existed at the date of termination of coverage.

     The effective date of reinstatement of a Policy will be the Monthly Processing Date that coincides with or next follows the date the application for reinstatement is approved by KILICO. Suicide and incontestability provisions will apply from the effective date of reinstatement.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFITS

     While the Policy is in force (see "Policy Lapse and Reinstatement--Lapse," above), the death benefit is based on the death benefit option, the Specified Amount and the table of death benefit percentages applicable at the time of death. The death benefit proceeds will be equal to the death benefit minus any Debt and minus any monthly deductions due during the grace period.

     A Policy Owner may select one of two death benefit options: Option A or Option B. An applicant designates the death benefit option in the application. Subject to certain restrictions, the Owner can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Specified Amount.

     The Specified Amount is chosen by the Owner on the application and is stated in the Policy Specifications. The minimum Specified Amount permitted under the Policy is $50,000.

     OPTION A. Under Option A, the death benefit will be equal to the Specified Amount or, if greater, the Cash Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code. The death benefit percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in the Appendix B to this Prospectus and in the Policy.

     OPTION B. Under Option B, the death benefit will be equal to the Specified Amount plus the Cash Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, the Cash Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in the Appendix. The death benefit under Option B will always vary as Cash Value varies.

     EXAMPLES OF OPTIONS A AND B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies--Policies I, II, and III--with the same Specified Amount, but Cash Values that vary as shown, and which assume an Insured is Age 35 at the time of death and that there is no outstanding Debt.

                                              POLICY I       POLICY II       POLICY III
                                              --------       ---------       ----------
Specified Amount..........................    $100,000        $100,000         $100,000
Cash Value on Date of Death...............    $ 25,000        $ 50,000         $ 75,000
Death Benefit Percentage..................         250%            250%             250%
Death Benefit Under Option A..............    $100,000        $125,000         $187,500
Death Benefit Under Option B..............    $125,000        $150,000         $187,500

     Under Option A, the death benefit for Policy I is equal to $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Cash Value at the date of death multiplied by the death benefit percentage ($25,000 X 250% = $62,500). For both Policies II and III under Option A, the Cash Value multiplied by the death benefit percentage ($50,000 X 250% = $125,000 for Policy II; $75,000 X 250% = $187,500 for Policy III) is greater than the Specified Amount ($100,000), so the death benefit is equal to the higher value. Under Option B, the death benefit for Policy I is equal to $125,000 since the death benefit is the greater of Specified Amount plus Cash Value ($100,000 + $25,000 = $125,000) or the Cash Value multiplied by the death benefit percentage ($25,000 X 250% = $62,500). Similarly, in Policy II, Specified Amount plus Cash Value ($100,000 + $50,000 = $150,000) is greater than Cash Value multiplied by the death benefit percentage ($50,000 X 250% = $125,000). In Policy III, the Cash Value multiplied by the death benefit percentage ($75,000 X 250% = $187,500) is greater than the Specified Amount plus Cash Value ($100,000 + $75,000 = $175,000), so the death benefit is equal to the higher value.

     All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

     Death Benefits under the Policy will ordinarily be paid within seven days after KILICO receives all documentation required for such a payment. Payments may be postponed in certain circumstances. (See "General Provisions -- Postponement of Payments")

CHANGES IN DEATH BENEFIT OPTION

     After the first Policy Year, a Policy Owner may request that the death benefit under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year and should be made in writing to KILICO's Home Office. The effective date of any such change is the next Monthly Processing Date after the change is accepted.

     A change in the death benefit from Option A to Option B will result in a reduction in the Specified Amount of the Policy by the amount of the Policy's Cash Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit since Cash Value will then be added to the new Specified Amount, and the death benefit will then vary with Cash Value.

     A change in the death benefit from Option B to Option A will result in an increase in the Specified Amount of the Policy by the amount of the Policy's Cash Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit since the Cash Value will no longer be added to the Specified Amount in determining the death benefit. From that point on, the death benefit will equal the new Specified Amount (or, if higher, the Cash Value times the applicable specified percentage).


     A change in death benefit option may affect the future monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Cash Value. (See "Charges and Deductions--Cost of Insurance Charge.") Assuming that the Policy's death benefit would not be equal to Cash Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally decrease the future net amount at risk, and therefore decrease the future cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.


CHANGES IN SPECIFIED AMOUNT

     After the first Policy Year, a Policy Owner may request an increase or decrease in the Specified Amount under a Policy subject to approval from KILICO. A change in Specified Amount may only be made once per Policy Year and must be in an amount at least equal to $25,000. Increases are not allowed after the Insured attains age 75. Increasing the Specified Amount could increase the death benefit under a Policy, and decreasing the Specified Amount could decrease the death benefit. (See "Federal Tax Matters.") The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by the Owner and the degree to which the death benefit under a Policy exceeds the Specified Amount prior to the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. An increase in Specified Amount may increase the net amount at risk under a Policy, which will increase an Owner's cost of insurance charge and the guarantee premium amount. However, the guarantee period will not be extended as a result of an increase in Specified Amount. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease an Owner's cost of insurance charge. A decrease in Specified Amount will not decrease the guarantee premium.

     INCREASES. Additional evidence of insurability satisfactory to KILICO will be required for an increase in Specified Amount.

     DECREASES. Any decrease in Specified Amount will first be applied to the most recent increases successively, then to the original Specified Amount. A decrease will not be permitted if the Specified Amount would fall below the lesser of the initial Specified Amount or $50,000. If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, KILICO will refund the Policy Owner the amount of such excess above the premium limitations.

     KILICO reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to the Owner would have to be made from Cash Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Surrender Value under the Policy.

     Any request for an increase or decrease in Specified Amount must be made by written application to KILICO's Home Office. It will become effective on the Monthly Processing Date on or next following KILICO's acceptance of the request. If the Owner is not the Insured, KILICO will also require the consent of the Insured before accepting a request.

BENEFITS AT MATURITY

     If the Insured is living on the Policy Date anniversary nearest the Insured's 100th birthday, KILICO will pay the Owner the Surrender Value of the Policy. On the Maturity Date, the Policy will terminate and KILICO will have no further obligations under the Policy.

CASH VALUE

     The Policy's Cash Value will reflect the investment experience of the selected Subaccounts, the frequency and amount of premiums paid, transfers between Subaccounts, withdrawals, any Fixed Account or Loan Account values, and any charges assessed in connection with the Policy. An Owner may make partial withdrawals of Cash Value or surrender the Policy and receive the Policy's Surrender Value, which equals the Cash Value less surrender charges and Debt. (See "Surrender Privilege.") There is no minimum guaranteed Cash Value.

     CALCULATION OF CASH VALUE. The Cash Value of the Policy is the total of the Policy's Separate Account Value, Fixed Account Value and Loan Account value. The Cash Value is determined on each Valuation Date. It will first be calculated on the Policy Date. On that date, the Cash Value equals the initial premium, less the monthly deductions for the first Policy Month. (See "Charges and Deductions.")

     On any Valuation Date during the Policy Year, the Policy's Separate Account Value in any Subaccount will equal:

          (1) The Policy's Separate Account Value in the Subaccount at the end of the preceding Valuation Period, multiplied by the Investment Experience Factor (defined below) for the current Valuation Period; plus

          (2) Any net premiums received during the current Valuation Period which are allocated to the Subaccount; plus

          (3) All amounts transferred to the Subaccount, either from another Subaccount or the Fixed Account or from the Loan Account in connection with the repayment of a Policy loan (see "Policy Benefits and Rights--Policy Loans,") during the current Valuation Period; minus

          (4) The pro rata portion of the monthly cost of insurance charge, administrative charge, and any other charges assessed to the Subaccount. (See "Charges and Deductions--Cost of Insurance Charge."); minus

          (5) All amounts transferred from the Subaccount during the current Valuation Period; minus

          (6) All amounts withdrawn from the Subaccount during the current Valuation Period; minus

          (7) All amounts loaned from the Subaccount during the current Valuation Period.

     There will also be Cash Value in the Loan Account if there is a Policy loan outstanding. The Loan Account is credited with amounts transferred from Subaccounts in connection with Policy loans. The Loan Account balance accrues daily interest at an effective annual rate of 3.00%. (See "Policy Benefits and Rights--Policy Loans.")

     The Cash Value in the Fixed Account is credited with interest at the annual rate declared by KILICO. The annual rate will never be less than 3%.

     ACCUMULATION UNIT VALUE. Each Subaccount has a distinct Accumulation Unit Value. When net premiums or other amounts are allocated to a Subaccount, a number of units are purchased based on the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or deducted from, a Subaccount, units are redeemed in a similar manner.

     For each Subaccount, the Accumulation Unit Value was initially set at the same unit value as the net asset value of a share of the underlying Fund. The Accumulation Unit Value for each subsequent Valuation Period is the Investment Experience Factor for that Valuation Period multiplied by the Accumulation Unit Value for the immediately preceding period. Each Valuation Period has a single Accumulation Unit Value which applies for each day in the period. The number of Accumulation Units will not change as a result of investment experience. The Investment Experience Factor may be greater or less than one; therefore, the Accumulation Unit Value may increase or decrease.

     INVESTMENT EXPERIENCE FACTOR. The investment experience of the Separate Account is calculated by applying the Investment Experience Factor to the Separate Account Value in each Subaccount during a Valuation Period. Each Subaccount has its own distinct Investment Experience Factor. The Investment Experience Factor of a Subaccount for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the net result of:

         a. The net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

         b. the per share amount of any dividend or capital gain distributions made by the investment held in the Subaccount division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

         c. a charge or credit for any taxes reserved for the current valuation period which we determine to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount, determined at the end of the last prior Valuation Period;

     (3) is the factor representing the Mortality and Expense Risk Charge. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

POLICY LOANS

     After the first Policy Year, the Owner may by written request to KILICO borrow all or part of the maximum loan amount of the Policy. The maximum loan amount is 90% of the Policy's Cash Value minus applicable surrender charges, subject to the requirements of the Internal Revenue Code. The amount of any new loan may not exceed the maximum loan amount less Debt on the date a loan is granted. The minimum amount of a loan is $500. Any amount due an Owner under a Policy Loan ordinarily will be paid within 7 days after KILICO receives a loan request at its Home Office, although payments may be postponed under certain circumstances. (See "Postponement of Payments," and "Federal Tax Matters.")

     On the date a Policy loan is made, an amount equal to the loan amount will be transferred from the Separate Account and Fixed Account to the Loan Account. Unless the Owner directs otherwise, the loaned amount will be deducted from the Subaccounts and the Fixed Account in proportion to the values that each bears to the Separate Account Value of the Policy in all of the Subaccounts plus the Fixed Account Value at the end of the Valuation Period during which the request is received.

     The loan interest will be assessed at an effective annual rate of 4.5% in the first nine Policy Years and 3.00% thereafter. Interest not paid when due will be added to the loan amount due upon the earlier of the next Policy Date anniversary or when coverage ceases upon lapse, surrender, death or maturity and bear interest at the same rate. When interest is added to the loan amount, a transfer in this amount will be made from the Separate Account and the Fixed Account to the Loan Account.

     Cash Value in the Loan Account will earn 3.00% annual interest. Such earnings will be allocated to the Loan Account.

     LOAN REPAYMENT. While the Policy is in force, policy loans may be repaid at any time, in whole or in part. At the time of repayment, Cash Value in the Loan Account equal to the amount of the repayment which exceeds the difference between interest due and interest earned will be allocated to the Subaccounts and the Fixed Account according to the Owner's current allocation instructions, unless otherwise requested by the Owner. Transfers from the Loan Account to the Separate Account or the Fixed Account as a result of the repayment of Debt will be allocated at the end of the Valuation Period during which the repayment is received. Such transfers will not be counted in determining the transfers made within a 15 day period.

     EFFECTS OF POLICY LOAN. Policy loans decrease Surrender Value and, therefore, the amount available to pay the charges necessary to keep the Policy in force. If Surrender Value on the day immediately preceding a Monthly Processing Date is less than the monthly deductions for the next month, KILICO will notify the Owner. (See "General Provisions--Written Notices and Requests.") The Policy will lapse and terminate without value, unless a sufficient payment is made to KILICO within 61 days of the date such notice is sent to the Owner. (See "The Policy--Policy Lapse and Reinstatement.")

     EFFECT ON INVESTMENT EXPERIENCE. A Policy Loan will have an effect on the Cash Value of a Policy. The collateral for the loan (the amount held in the Loan Account) does not participate in the experience of the Subaccounts or the current interest rate of the Fixed Accounts while the loan is outstanding. If the interest credited to the Loan Account is more than the amount that would have been earned in the Subaccounts or the Fixed Account, the Cash Value will, and the Death Benefit may, be higher as a result of the loan. Conversely, if the amount credited to the Loan Account is less than would have been earned in the Subaccounts or the Fixed Account, the Cash Value, as well as the Death Benefit, may be less.

     TAX TREATMENT. If the Policy is treated as a modified endowment contract, a loan will be taxed in the same way as a loan from an annuity. Therefore, a loan may be subject to Federal income tax and a 10% tax penalty may apply. (See "Federal Tax Matters.")

SURRENDER PRIVILEGE

     While the Insured is living and the Policy is in force, the Owner may surrender the Policy for its Surrender Value. To surrender the Policy, the Owner must make written request to KILICO at its Home Office and return the Policy to KILICO. The Surrender Value is equal to the Cash Value less any applicable Surrender Charge and any Debt. (See "Surrender Charge," below.)

     SURRENDER CHARGE. During the first fourteen Policy Years and the first fourteen Policy Years following an increase in Specified Amount, if the Policy is surrendered or if the Cash Value is applied under a Settlement Option, a Surrender Charge is assessed against the Cash Value. The Surrender Charge consists of two components, an administrative component (issue charge) and a sales component (deferred sales charge).


     The issue charge is a level charge of $5.00 per thousand of Specified Amount and the sum of coverage amounts for any other insureds. For issue ages up to age 66, the full issue charge will apply in Policy Years 1-5 and will decline by 10% each year in Policy Years 6-14 until reaching zero at the beginning of Policy Year 15. For issue ages 66-75, the full issue charge will apply in Policy Years 1-3 and will decline by 10% each year in Policy Years 4-11 and by 5% in Policy Years 12-14 until reaching zero at the beginning of Policy Year 15. This charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing policy records.


     The deferred sales charge is equal to 30% of premiums paid up to one Target Premium shown in the Policy and a percentage of premiums paid above one Target Premium equal to 7.5% for issue ages up to age 66 and 5% for issue ages 66-75. For issue ages up to age 66, the full deferred sales charge will apply in Policy Years 1-5 and will decline by 10% each year in Policy Years 6-14 until reaching zero at the beginning of Policy Year 15. For issue ages 66-75, the full deferred sales charge will apply in Policy Years 1-3 and will decline by 10% each year in Policy Years 4-11 and by 5% in Policy Years 12-14 until reaching zero at the beginning of Policy Year 15. The deferred sales charge is to reimburse KILICO for some of the expenses of distributing the Policies.

     During the first fourteen Policy Years following an increase in Specified Amount, an additional surrender charge will apply. The additional charge will be calculated as described above based on the amount of the increase, years commencing on the date of the increase and Target Premium associated with the increase.

     The applicable Surrender Charge will be determined based upon the date of receipt of the written request for surrender.

     PARTIAL WITHDRAWALS. After the first Policy Year, a Policy Owner may make withdrawals of amounts less than the Surrender Value. The minimum amount of each withdrawal is $500 and the maximum amount at any time that a surrender charge is assessable is 10% of the Surrender Value. A $25 withdrawal charge will be imposed for processing each withdrawal. (See "Charges and Deductions.") A withdrawal will decrease the Cash Value by the amount of the withdrawal and, if Death Benefit Option A is in effect, will reduce the Specified Amount by the amount of the withdrawal.

FREE-LOOK PERIOD AND EXCHANGE RIGHTS

     The Owner may, until the end of the period of time specified in the Policy, examine the Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner, or, 45 days after the Owner completes the application for insurance, whichever is later. The amount of the refund will be the sum of the Cash Value in the Money Market Subaccount plus the total amount of monthly deductions and deductions made against Premiums. An Owner seeking a refund should return the Policy to KILICO at its Home Office or to the agent who sold the Policy.

     At any time during the first two years after the Issue Date, the Owner may exchange the Policy for a non-variable permanent fixed benefit life insurance policy then currently being offered by KILICO or an affiliate on the life of the Insured. No evidence of insurability will be required. The amount of the new policy may be, at the election of the Owner, either the initial Death Benefit or the same net amount at risk as the Policy on the exchange date. All Debt under the Policy must be repaid and the surrender of the Policy is required before the exchange is made. The Policy Date and issue age will be the same as existed under the Policy.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

     A state and local premium tax charge of 2.5% is deducted from each premium payment under the Policy prior to allocation of the net premium. This charge is to reimburse KILICO for the payment of state premium taxes. KILICO expects to pay an average state premium tax rate of approximately 2.5% but the actual premium tax attributable to a Policy may be more or less. In addition, a charge for federal taxes equal to 1% of each premium payment will be deducted to compensate KILICO for a higher corporate income tax liability resulting from changes made to the Internal Revenue Code by the Omnibus Budget Reconciliation Act of 1990.

COST OF INSURANCE CHARGE

     A monthly deduction is made from the Subaccounts and the Fixed Account for the cost of insurance to cover KILICO's anticipated mortality costs. The cost of insurance charge is deducted monthly in advance and is allocated among the Subaccounts and the Fixed Account in proportion each bears to the Cash Value of the Policy less Debt.

     The cost of insurance will be deducted on the Policy Date and on each Monthly Processing Date thereafter by the cancellation of units. If the Monthly Processing Date falls on a day other than a Valuation Date, the charge will be determined on the next Valuation Date. The cost of insurance charge is determined by multiplying the applicable cost of insurance rate (see below) by the "net amount at risk" for each policy month. The net amount at risk is equal to the Death Benefit minus the Cash Value on the Monthly Processing Date.

     COST OF INSURANCE RATE. The monthly cost of insurance rates are based on the issue age, sex, rate class of the Insured and Policy Year. The monthly cost of insurance rates will be determined by KILICO based on its expectations as to future mortality experience. Any change in the schedule of rates will apply to all individuals of the same class as the Insured. The cost of insurance rate may never exceed those shown in the table of guaranteed maximum cost of insurance rates in the Policy. The guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday, published by the National Association of Insurance Commissioners.

     RATE CLASS. The rate class of an Insured will affect the cost of insurance rate. KILICO currently places Insureds in preferred rate classes and rate classes involving a higher mortality risk. The cost of insurance rates for rate classes involving a higher mortality risk are multiples of the preferred rates. (See "Charges and Deductions--Cost of Insurance Rate," above.)

MORTALITY AND EXPENSE RISK CHARGE


     A daily charge is deducted from the Subaccounts of the Separate Account for mortality and expense risks assumed by KILICO. This charge will be at an annual rate of 0.90%.


     The mortality and expense risk assumed is that KILICO's estimates of longevity and of the expenses incurred over the lengthy period the Policy may be in effect--which estimates are the basis for the level of other charges KILICO makes under the Policy--will not be correct.

MONTHLY ADMINISTRATIVE CHARGE


     KILICO deducts a monthly administrative expense charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to owners. This charge is designed only to reimburse KILICO for certain actual administrative expenses. Currently, this charge is $5 per month.


OTHER CHARGES

     SURRENDER CHARGE. During the first fourteen Policy Years and the first fourteen Policy Years following an increase in Specified Amount, if the Policy is surrendered or if the Cash Value is applied under a Settlement Option, a Surrender Charge is assessed against the Cash Value. The Surrender Charge consists of two components, an administrative component (issue charge) and a sales component (deferred sales charge).


     The issue charge is a level charge of $5.00 per thousand of Specified Amount and the sum of coverage amounts for any other insureds. For issue ages up to age 66, the full issue charge will apply in Policy Years 1-5 and will decline by 10% each year in Policy Years 6-14 until reaching zero at the beginning of Policy Year 15. For issue ages 66-75, the full issue charge will apply in Policy Years 1-3 and will decline by 10% each year in Policy Years 4-11 and by 5% in Policy Years 12-14 until reaching zero at the beginning of Policy Year 15. This charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing policy records.


     The deferred sales charge is equal to 30% of premiums paid up to one Target Premium shown in the Policy and a percentage of premiums paid above one Target Premium equal to 7.5% for issue ages up to age 66 and 5% for issue ages 66-75. For issue ages up to age 66, the full deferred sales charge will apply in Policy Years 1-5 and will decline by 10% each year in Policy Years 6-14 until reaching zero at the beginning of Policy Year 15. For issue ages 66-75, the full deferred sales charge will apply in Policy Years 1-3 and will decline by 10% each year in Policy Years 4-11 and by 5% in Policy Years 12-14 until reaching zero at the beginning of Policy Year 15. The deferred sales charge is to reimburse KILICO for some of the expenses of distributing the Policies.

     During the first fourteen Policy Years following an increase in Specified Amount, an additional surrender charge will apply. The additional charge will be calculated as described above based on the amount of the increase, years commencing on the date of the increase and Target Premium associated with the increase.

     The applicable Surrender Charge will be determined based upon the date of receipt of the written request for surrender.


     WITHDRAWAL CHARGE. A charge of $25 will be imposed for each partial withdrawal. This charge is designed to reimburse KILICO for the administrative expenses related to the withdrawal.


     TRANSFER CHARGE. KILICO reserves the right to charge up to $25 for each transfer. The transfer charge is designed to reimburse KILICO for the administrative expenses related to the transfer.

     TAXES. Currently, no charges are made against the Separate Account for Federal, state or other taxes that may be attributable to the Separate Account. KILICO may, however, in the future impose charges for Federal income taxes attributable to the Separate Account. Charges for other taxes, if any, attributable to the Policy may also be made. (See "Federal Tax Matters.")

     CHARGES AGAINST THE FUND. Under the investment advisory agreements between each Fund, on behalf of the portfolios, and the investment manager and/or adviser, such entities provide investment advisory and/or management services for the portfolios. The Funds are responsible for the advisory fees and various other expenses. The investment advisory fees differ with respect to each of the portfolios of the Funds. (See "The Funds.") KILICO may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement. For more information concerning the investment advisory fees and other charges against the portfolios of the Funds, see the prospectuses for the Funds and the Statements of Additional Information available upon request.

     SYSTEMATIC WITHDRAWAL PLAN. A charge of $50 is imposed to enter into a Systematic Withdrawal Plan (SWP.) In addition, a $25 charge will be imposed each time a change is made to the SWP. These charges are to reimburse KILICO for expenses related to the administration of the SWP. (See "Systematic Withdrawal Plan.")

     REDUCTION OF CHARGES. KILICO may reduce certain charges and the minimum initial premium in special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to KILICO policyowners, or sales to employees or clients of members of the Kemper group of companies. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Owners and owners of all other policies funded by the Separate Account.

                               GENERAL PROVISIONS

SETTLEMENT OPTIONS

     The Owner, or Beneficiary at the death of the Insured if no election by the Owner is in effect, may elect to have all of the Death Benefit or Surrender Value of this Policy paid in a lump sum or have the amount applied to one of the Settlement Options. Payments under these options will not be affected by the investment experience of the Separate Account after proceeds are applied under a Settlement Option. Payment will be made as elected by the payee on a monthly, quarterly, semi-annual or annual basis. The option selected must result in a payment that is at least equal to KILICO's required minimum, according to rules in effect at the time the option is chosen. If at any time the payments are less than the minimum payment, KILICO may increase the period between payments to quarterly, semi-annual or annual so that the payment is at least equal to our minimum payment or to make the payment in one lump sum.


     The Cash Value on the day immediately preceding the date on which the first benefit payment is due will first be reduced by any applicable Surrender Charge and Debt. The Surrender Value will be used to determine the benefit payment. The payment will be based on the Settlement Option elected in accordance with the appropriate settlement option table.


     OPTION 1--INCOME FOR SPECIFIED PERIOD. KILICO will pay income for the period and payment mode elected but not less than 5 years nor more than 30 years.

     OPTION 2--LIFE INCOME. KILICO will pay a monthly income to the payee during the payee's lifetime. If this Option is elected, annuity payments terminate automatically and immediately on the death of the payee without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

     OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED. KILICO will pay a monthly income for the guaranteed period elected and thereafter for the remaining lifetime of the payee. The period elected may only be 5, 10, 15 or 20 years.

     OPTION 4--JOINT AND SURVIVOR ANNUITY. KILICO will pay the full monthly income while both payees are living. Upon the death of either payee, the income will continue during the lifetime of the surviving payee. The surviving payee's income shall be the percentage of such full amount chosen at the time of election of this option. The percentages available are 50%, 66 2/3%, 75% and 100%. Payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

     KILICO's consent is necessary for any other payment methods.

     The guaranteed monthly payments are based on an interest rate of 2.50% per year and, where mortality is involved, the "1983 Table a" individual mortality table developed by the Society of Actuaries, with a 5 year setback.

POSTPONEMENT OF PAYMENTS

     GENERAL. Payment of any amount due upon: (a) Policy termination at the Maturity Date, (b) surrender of the Policy, (c) payment of any Policy loan, or
(d) death of the Insured, may be postponed whenever:


          (1) The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission;



          (2) The Commission by order permits postponement for the protection of Owners; or



          (3) An emergency exists, as determined by the Commission, as a result of which disposal of securities of the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.

     Transfers may also be postponed under these circumstances.

     PAYMENT NOT HONORED BY BANK. The portion of any payment due under the Policy which is derived from any amount paid to KILICO by check or draft may be postponed until such time as KILICO determines that such instrument has been honored by the bank upon which it was drawn.

THE CONTRACT

     The Policy, any endorsements, and the application constitute the entire contract between KILICO and the Owner. All statements made by the Insured or contained in the application will, in the absence of fraud or misrepresentation, be deemed representations and not warranties.

     Only the President, the Secretary, or an Assistant Secretary of KILICO is authorized to change or waive the terms of a Policy. Any change or waiver must be in writing and signed by one of those persons.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Insured is misstated, the Death Benefit will be changed to what the cost of insurance on the previous Monthly Processing Date would have purchased based on the correct sex and age.

INCONTESTABILITY

     KILICO may contest the validity of a Policy if any material misrepresentations are made in the application. However, a Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the Issue Date. A new two year contestability period will apply to increases in insurance, and to reinstatements beginning with the effective date of the increase or reinstatement.

SUICIDE

     Suicide by the Insured, while sane or insane, within two years from the Issue Date of the Policy is a risk not assumed under the Policy. KILICO's liability for such suicide is limited to the premiums paid less any withdrawals and Debt. When the laws of the state in which a Policy is delivered require less than a two year period, the period or amount paid will be as stated in such laws.

ASSIGNMENT

     No assignment of a Policy is binding on KILICO until it is received by KILICO at its Home Office. KILICO assumes no responsibility for the validity of the assignment. Any claim under an assignment is subject to proof of the extent of the interest of the assignee. If this Policy is assigned, the rights of the Owner and Beneficiary are subject to the rights of the assignee of record.

NONPARTICIPATING

     This Policy will not pay dividends. It will not participate in any of KILICO's surplus or earnings.

OWNER AND BENEFICIARY

     The Owner may, at any time during the life of the Insured and while the Policy is in force, designate a new Owner.

     Primary and secondary Beneficiaries may be designated by the Owner in the application. If changed, the primary or secondary Beneficiary is as shown in the latest change filed with KILICO. If no Beneficiary survives the Insured, the Insured's estate will be the Beneficiary. The interest of any Beneficiary may be subject to that of an assignee.

     Any change of Owner or Beneficiary must be made in writing in a form acceptable to KILICO. The change will take effect as of the date the request is signed. KILICO will not be liable for any payment made or other action taken before the notice has been received at KILICO's Home Office.

RECORDS AND REPORTS

     KILICO will maintain all records relating to the Separate Account. KILICO will send Owners, at their last known address of record, an annual report stating the Death Benefit, the Accumulation Unit Value, the Cash Value and Surrender Value under the Policy, and indicating any additional premium payments, partial withdrawals, transfers, Policy loans and repayments and charges made during the Policy Year. In addition, Owners will be sent confirmations and acknowledgments of various transactions. Owners will also be sent annual and semi-annual reports for the Fund to the extent required by the 1940 Act.

WRITTEN NOTICES AND REQUESTS

     Any written notice or request to be sent to KILICO should be sent to its Home Office, 1 Kemper Drive, Long Grove, Illinois 60049. The notice or request should include the Policy number and the Insured's full name. Any notice sent by KILICO to an Owner will be sent to the address shown in the application unless an address change has been filed with KILICO.

OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, a Policy Owner may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for a Policy. These optional benefits are: waiver of all monthly deductions against the Policy in the event of total disability of the Insured; term insurance on the Insured's dependent children; acceleration of the payment of a portion of the death benefit when the Insured is terminally ill; and term insurance on an additional insured specified by the Owner. The cost of any additional insurance benefits will be deducted as part of the monthly deductions. Certain restrictions may apply. Restrictions and provisions related to these benefits are more fully described in the applicable rider. Samples of the provisions are available from KILICO upon written request.

                             DOLLAR COST AVERAGING

     A Policy Owner may predesignate a portion of the Cash Value under a Policy attributable to the Fixed Account, the Money Market Subaccount or the Government Securities Subaccount (the designated account is referred to as the "DCA Account") to be automatically transferred on a monthly basis to one or more of the other Subaccounts and the Fixed Account. A Policy Owner may enroll in this program at the time the Policy is issued or anytime thereafter by properly completing the Dollar Cost Averaging enrollment form and returning it to KILICO at its home office at least five (5) business days prior to the 10th day of a month which is the date that all Dollar Cost Averaging transfers will be made ("Transfer Date").

     Transfers will commence on the first Transfer Date following the Trade Date. Transfers will be made in the amounts designated by the Policy Owner and must be at least $500 per Subaccount or General Account. The total Cash Value in the DCA Account at the time Dollar Cost Averaging is elected must be at least equal to the greater of $10,000 or the amount designated to be transferred on each Transfer Date multiplied by the duration selected. Dollar Cost Averaging will cease automatically if the Cash Value does not equal or exceed the amount designated to be transferred on each Transfer Date and the remaining amount will be transferred.

     Dollar Cost Averaging will terminate when (i) the number of designated monthly transfers has been completed, (ii) the Cash Value attributable to the DCA Account is insufficient to complete the next transfer, (iii) the Policy Owner requests termination in writing and such writing is received by KILICO at its home office at least five business days prior to the next Transfer Date in order to cancel the transfer scheduled to take effect on such date, or (iv) the Policy is surrendered. KILICO reserves the right to amend Dollar Cost Averaging on thirty days notice or terminate it at any time.

     A Policy Owner may initiate, reinstate or change Dollar Cost Averaging or change existing Dollar Cost Averaging terms by properly completing the new enrollment form and returning it to KILICO at its home office at least five (5) business days, (ten (10) business days for Fixed Account transfers), prior to the next Transfer Date such transfer is to be made.

     When utilizing Dollar Cost Averaging, a Policy Owner must be invested in the DCA Account and may be invested in the Fixed Account and a maximum of eight other Subaccounts at any given time.

                           SYSTEMATIC WITHDRAWAL PLAN

     KILICO administers a Systematic Withdrawal Plan ("SWP") which allows certain Policy Owners to preauthorize periodic withdrawals after the first Policy Year. Policy Owners entering into a SWP agreement instruct KILICO to withdraw selected amounts from the Fixed Account, or from a maximum of two Subaccounts on a monthly, quarterly, semi-annual or annual basis. Currently the SWP is available to Policy Owners who request a minimum $500 periodic payment. The amounts distributed under the SWP are partial withdrawals and will be subject to surrender charges, if applicable. (See "Policy Benefits and Rights--Surrender Privileges," page 14.) The $25 withdrawal charge does not apply. However, a charge of $50 will be imposed at the time a SWP is established. In addition, a $25 charge will be imposed each time a change is made to the SWP. These charges are designed to reimburse KILICO for expenses related to the administration of the SWP. Withdrawals taken under the SWP may be subject to income taxes, withholding and tax penalties. See "Federal Tax Matters," below. Policy Owners interested in the SWP may obtain an application and full information concerning this program and its restrictions from their representative or KILICO's home office. The right is reserved to amend the SWP on thirty days' notice. The SWP may be terminated at any time by the Contract Owner or KILICO.


                            DISTRIBUTION OF POLICIES

     The Policy is sold by licensed insurance representatives who represent KILICO and who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Policy is distributed through the principal underwriter, Investors Brokerage Services, Inc. ("IBS"), an affiliate of KILICO. IBS is engaged in the sale and distribution of other variable life policies and annuities.

     The maximum sales commission payable to registered representatives will be approximately 63% of premiums up to the commission target premium and 2.5% of excess premium in the first year and 2.5% of total premium in renewal years two through ten. Beginning in the second policy year, a service fee on assets which have been maintained and serviced may also be paid. In addition, certain overrides and production and managerial bonuses may be paid. These additional amounts may constitute a substantial portion of total commissions and fees paid. Firms to which service fees and commissions may be paid include affiliated broker-dealers. In addition to the commissions described above, KILICO may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation, to licensed broker-dealers that sell the Policies. In some instances, such other incentives may be offered only to certain licensed broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Policy or other contracts issued by KILICO.

                              FEDERAL TAX MATTERS

     The ultimate effect of Federal income taxes on the Policy, on settlement options and on the economic benefit to the Owner, Beneficiary or payee depends on KILICO's tax status, and upon the tax status of the individual concerned.

KILICO'S TAX STATUS

     Under current interpretations of Federal income tax law, KILICO is taxed as a life insurance company and the operations of the Separate Account are treated as part of the total operations of KILICO. The operations of the Separate Account do not materially affect KILICO's Federal income tax liability because KILICO is allowed a deduction to the extent that net investment income of the Separate Account is applied to increase Owners' equity. KILICO may incur state and local taxes attributable to the Separate Account. At present, these taxes are not significant. Accordingly, KILICO does not charge or credit the Separate Account for Federal, state or local taxes. Thus, the Separate Account may realize net investment income, such as interest, dividends or capital gains, and reinvest such income all without tax consequences to the Separate Account.

     If there is a material change in applicable Federal, state or local law, however, charges or credits may be made to the Separate Account for Federal, state or local taxes, or reserves for such taxes, if any, attributable to the Separate Account. Such charges or credits will be determined independent of the taxes actually paid by KILICO.

TAX STATUS OF THE POLICY


     Section 7702 of the Internal Revenue Code ("Code") provides that if certain tests are met, a Policy will be treated as a life insurance policy for Federal tax purposes. KILICO will monitor compliance with these tests. The Policy should thus receive the same Federal income tax treatment as fixed benefit life insurance. As a result, the death benefit payable under a Policy is excludable from gross income of the beneficiary under Section 101 of the Code.


     Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty also applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled, or if other exceptions apply.


     It may not be advantageous to replace existing insurance with Policies described in this Prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.



     The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. KILICO will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.


     In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Separate Account be adequately diversified. Regulations issued by the Secretary of the Treasury, set the standards for measuring the adequacy of this diversification. A variable life policy that is not adequately diversified under these regulations would not be treated as life insurance under
Section 7702 of the Code. To be adequately diversified, each Subaccount of the Separate Account must meet certain tests. KILICO believes that the investments of the Separate Account meet the applicable diversification standards.

     Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, KILICO will take whatever steps are available to remain in compliance.

     KILICO will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

     A total surrender or cancellation of the Policy by lapse may have adverse tax consequences depending on the circumstances.

     Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

OTHER CONSIDERATIONS


     Because of the complexity of the law in its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Policy or the exercise of elections under a Policy. The above comments concerning the Federal income tax consequences are not exhaustive and are not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on KILICO's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. KILICO also believes the Policy meets other requirements concerning Owner control over investments. However, the Secretary of the Treasury has not issued regulations on this subject. Such regulations, if adopted, could include requirements not included in the Policy. Because the guidance has not been published, there can be no assurance as to content or even whether application will be prospective only. KILICO will make modifications to the Policy to comply with such regulations.


                              LEGAL CONSIDERATIONS


     On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The Policy described in this Prospectus contains cost of insurance rates that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Federal, state and local laws, including Title VII of the Civil Rights Act, the Equal Pay Act, and Norris and subsequent cases on any employment-related insurance or fringe benefit program before purchasing this Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

     KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of the shares of each portfolio of the Funds by each of the Subaccounts.

                                VOTING INTERESTS

     To the extent required by law, KILICO will vote a Fund's shares held in the Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result KILICO determines that it is permitted to vote a Fund's shares in its own right, it may elect to do so.

     Owners of all Policies participating in each Subaccount shall have voting interests with respect to that Subaccount, based upon each Owner's proportionate interest in that Subaccount as measured by units.

     Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio of the Funds.

     KILICO will vote shares of the Funds for which it has not received timely instructions in proportion to the voting instructions that KILICO has received with respect to all variable policies participating in a portfolio. KILICO will also vote any Fund shares attributed to amounts it has accumulated in the Subaccounts in the same proportions that Owners vote.

     KILICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or of one or more of its portfolios or to approve or disapprove an investment advisory contract for a portfolio of the Fund. In addition, KILICO itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of a portfolio of a Fund if KILICO reasonably disapproves of such changes. A proposed change would be disapproved only if the change is contrary to state law or prohibited by state regulatory authorities, or if KILICO determines that the change would have an adverse effect on its General Account in that the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event KILICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                           STATE REGULATION OF KILICO

     KILICO, a stock life insurance company organized under the laws of Illinois, is subject to regulation by the Illinois Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of KILICO as of December 31st of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of KILICO and the Separate Account and certifies to their adequacy, and a full examination of KILICO's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

     In addition, KILICO is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                        DIRECTORS AND OFFICERS OF KILICO

     The directors and principal officers of KILICO are listed below together with their current positions and their other business experience during the past five years. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.


           NAME AND AGE
       POSITION WITH KILICO
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
       --------------------            -----------------------------------------------------
John B. Scott (52)                  Chief Executive Officer, President and Director of Federal
Chief Executive Officer since       Kemper Life Assurance Company (FKLA) and Fidelity Life
February 1992. President since      Association (FLA) since 1988. Chief Executive Officer,
November 1993. Director since       President and Director of Zurich Life Insurance Company of
1992.                               America (ZLICA) and Zurich Direct, Inc. (ZD) since March
                                    1996. Chairman of the Board and Director of Investors
                                    Brokerage Services, Inc. (IBS) and Investors Brokerage
                                    Services Insurance Agency, Inc. (IBSIA) since 1993. Chairman of the Board of FKLA and FLA from April 1988 to January
                                    1996. Chairman of the Board of KILICO from February 1992 to
                                    January 1996. Executive Vice President and Director of
                                    Kemper Corporation (K-Corp.) from January 1994 and March
                                    1996, respectively. Executive Vice President of Kemper
                                    Financial Companies, Inc. from January 1994 to January 1996 and Director from 1992 to January 1996.
Eliane C. Frye (49)                 Executive Vice President of FKLA and FLA since 1995.
Executive Vice President since      Executive Vice President of ZLICA and ZD since March 1996.
1995.                               Director of IBS and IBSIA since 1995. Senior Vice President of KILICO, FKLA and FLA from 1993 to 1995. Vice President of
                                    FKLA and FLA from 1988 to 1993.
Frederick L. Blackmon (45)          Senior Vice President and Chief Financial Officer of FKLA
Senior Vice President and Chief     since December 1995. Senior Vice President and Chief
Financial Officer since December    Financial Officer of FLA since January 1996. Senior Vice
1995.                               Vice President and Chief Financial Officer of ZLICA since
                                    March 1996. Senior Vice President, Chief Financial Officer
                                    and Director of ZD since March 1996. Treasurer and Chief
                                    Financial Officer of K-Corp. since January 1996. Chief
                                    Financial Officer of Alexander Hamilton Life Insurance
                                    Company from April 1989 to November 1995.
James C. Harkensee (38)             Senior Vice President of FKLA and FLA since January 1996.
Senior Vice President since         Senior Vice President of ZLICA since 1995. Senior Vice
January 1996.                       President of ZD since 1995. Vice President of ZLICA from
                                    1992 to 1995. Chief Actuary of ZLICA from 1991 to 1994.
                                    Assistant Vice President of ZLICA from 1990 to 1992. Vice
                                    President of ZD from 1994 to 1995.
James E. Hohmann (41)               Senior Vice President and Chief Actuary of FKLA since
Senior Vice President and Chief     December 1995. Senior Vice President and Chief Actuary of
Actuary since December 1995.        FLA since January 1996. Senior Vice President and Chief
                                    Actuary of ZLICA since March 1996. Senior Vice President,
                                    Chief Actuary and Director of ZD since March 1996. Managing
                                    Principal (Partner) of Tillinghast-Towers Perrin from
                                    January 1991 to December 1995. Consultant/Principal
                                    (Partner) of Tillinghast-Towers Perrin from November 1986 to
                                    January 1991.
Edward K. Loughridge (42)           Senior Vice President and Corporate Development Officer of
Senior Vice President and           FKLA and FLA since January 1996. Senior Vice President and
Corporate Development Officer       Corporate Development Officer for ZLICA and ZD since March
since January 1996.                 1996. Senior Vice President of Human Resources of
                                    Zurich-American Insurance Group from February 1992 to March
                                    1996.
Debra P. Rezabek (41)               Senior Vice President of FKLA and FLA since March 1996.
Senior Vice President since 1996.   Corporate Secretary of FKLA and FLA since January 1996. Vice
General Counsel since 1992.         President of KILICO, FKLA and FLA since 1995. General
Corporate Secretary since January   Counsel and Director of Government Affairs of FKLA and FLA
1996.                               since 1992 and of KILICO since 1993. Senior Vice President,
                                    General Counsel and Corporate Secretary of ZLICA since March
                                    1996. Senior Vice President, General Counsel, Corporate
                                    Secretary and Director of ZD since March 1996. Secretary of
                                    IBS and IBSIA since 1993. Director of IBS and IBSIA from
                                    1993 to 1996. Assistant General Counsel of FKLA and FLA from
                                    1988 to 1992. General Counsel and Assistant Secretary of
                                    KILICO, FKLA and FLA from 1992 to 1996. Assistant Secretary of K-Corp. since January 1996.

           NAME AND AGE
       POSITION WITH KILICO
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
       --------------------            -----------------------------------------------------
George Vlaisavljevich (54)            Senior Vice President of FKLA, FLA and ZLICA since October 1996. Director of IBS
Senior Vice President since October   and IBSIA since October 1996. Executive Vice President of The Copeland Companies
1996.                                 from April 1983 to September 1996.
Loren J. Alter (58)                   Director of FKLA, FLA and Zurich Kemper Investments, Inc. (ZKI) since January
Director since January 1996.          1996. Director of ZLICA since May 1979. Executive Vice President of Zurich
                                      Insurance Company since 1979. President, Chief Executive Officer and Director of
                                      K-Corp. since January 1996.
William H. Bolinder (53)              Chairman of the Board and Director of FKLA and FLA since January 1996. Chairman of
Chairman of the Board and Director    the Board of ZLICA and ZD since March 1995. Chairman of the Board of K-Corp. since
since January 1996.                   January 1996. Vice Chairman and Director of ZKI since January 1996. Member of the
                                      Corporate Executive Board of Zurich Insurance Group since October 1994. Chairman of the Board of American Guarantee and Liability Insurance Company, Zurich
                                      American Insurance Company of Illinois, American Zurich Insurance Company and
                                      Steadfast Insurance Company since 1995. Chief Executive Officer of American
                                      Guarantee and Liability Insurance Company, Zurich American Insurance Company of
                                      Illinois, American Zurich Insurance Company and Steadfast Insurance Company from
                                      1986 to June 1995. President of Zurich Holding Company of America since 1986.
                                      Manager of Zurich Insurance Company, U.S. Branch since 1986. Underwriter for
                                      Zurich American Lloyds since 1986.
Daniel L. Doctoroff (38)              Director of FKLA, FLA and K-Corp. since January 1996. Director of ZLICA since
Director since January 1996.          March 1996. Managing Partner of Insurance Partners Advisors, L.P. since February
                                      1994. Vice President of Keystone, Inc. since October 1992. Managing Director of
                                      Rosecliff Inc./Oak Hill Partners, Inc. since August 1987. Director of Bell &
                                      Howell Company since 1989; Specialty Foods Corporation since 1993; and Capstar
                                      Hotel Company since 1995.
Steven M. Gluckstern (45)             Director of FKLA, FLA and K-Corp. since January 1996. Director of ZLICA since
Vice Chairman and Director since      March 1996. Vice Chairman of FKLA and FLA since January 1996. Member of the
January 1996.                         Corporate Executive Board of Zurich Insurance Group since March 1997. Chairman of the Board and Director of ZKI since January 1996. Chairman of the Board and Chief
                                      Executive Officer of Zurich Reinsurance Centre, Inc. since May 1993. President of
                                      Centre Re, Bermuda from December 1986 to May 1993.
Markus Rohrbasser (42)                Director of FKLA, FLA and ZLICA since May 1997. Chief Financial Officer and Member
Director since May 1997.              of the Corporate Executive Board of Zurich Insurance Company since January 1997.
                                      Member of Enlarged Corporate Executive Board and Chief Executive Officer of Union
                                      Bank of Switzerland (North America) from 1992 to 1997.
Michael P. Stramaglia (37)            Director of FKLA and FLA since January 1996. Director of ZLICA since March 1996.
Director since January 1996.          President of Zurich Life Insurance Company of Canada (ZLICC) since June 1994.
                                      Chief Operating Officer of ZLICC since March 1997. President of KEZMO, L.L.C. and
                                      President of KEZLI, L.L.C. since 1995. Chief Executive Officer of ZLICC from June
                                      1994 to March 1997. Executive Vice President and Chief Operating Officer of ZLICC
                                      from June 1993 to June 1994. Senior Vice President of the Corporate Division of
                                      ZLICC from January 1990 to June 1993. Director of ZLICC, Zurich Life of Canada
                                      Holdings Limited, Zurich Indemnity Company of Canada, Zurich Canadian Holdings
                                      Limited, and Zurmex Canada Holdings Limited.

Paul H. Warren (41)                   Director of FKLA , FLA and K-Corp. since January 1996. Director of ZLICA since
Director since January 1996.          March 1996. Partner of Insurance Partners Advisors, L.P. since March 1994.
                                      Managing Director of International Insurance Advisors since March 1992. Vice
                                      President of J.P. Morgan from June 1986 to March 1992. Director of Unionamerica
                                      Holdings plc since June 1993; Unionamerica Insurance Company since September 1993;
                                      Tarquin plc since November 1994; Charman Underwriting Agencies Ltd. since November
                                      1994; and Corporate Health Dimensions since March 1997.


                                 LEGAL MATTERS


     All matters of Illinois law pertaining to the Policy, including the validity of the Policy and KILICO's right to issue the Policy under Illinois Insurance Law, have been passed upon by Frank J. Julian, Associate General Counsel of KILICO. Katten Muchin & Zavis, Washington, D.C., has advised KILICO on certain legal matters concerning Federal securities laws applicable to the issue and sale of Policies.


                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. KILICO is not a party in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS


     The consolidated balance sheets of KILICO as of December 31, 1996 and January 4, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the periods from January 4, 1996 to December 31, 1996 and for each of the years in the two year period ended December 31, 1995 and the statements of assets and liabilities and policy owners' equity of the Separate Account as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in policy owners' equity for the years ended December 31, 1996 and 1995 have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering KILICO's financial statements contains an explanatory paragraph that states as a result of the acquisition of its parent, Kemper Corporation, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.



     Actuarial matters included in this prospectus have been examined by Christopher J. Nickele, FSA as stated in the opinion filed as an exhibit to the Registration Statement.


                             REGISTRATION STATEMENT

     A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies. For further information concerning the Separate Account, KILICO and the Policy, reference is made to the Registration Statement as amended with exhibits. Copies of the Registration Statement are available from the Commission upon payment of a fee.

                              FINANCIAL STATEMENTS

     The financial statements of the Separate Account relate to life insurance policies other than those offered by this Prospectus. The financial statements of KILICO that are included should be considered only as bearing upon KILICO's ability to meet its contractual obligations under the Policy. KILICO's financial statements do not bear on the investment experience of the assets held in the Separate Account.

                          INDEPENDENT AUDITORS' REPORT



THE BOARD OF DIRECTORS


KEMPER INVESTORS LIFE INSURANCE COMPANY:



     We have audited the accompanying statements of assets and liabilities and policy owners' equity of the Money Market Subaccount, Total Return Subaccount, High Yield Subaccount, Growth Subaccount, Government Securities Subaccount, International Subaccount, SmallCap Growth Subaccount (investment options within the Investors Fund Series) Founders Capital Appreciation Subaccount, Berger Capital Growth Subaccount, Jancap Growth Subaccount, Lord Abbett Growth & Income Subaccount, T. Rowe Price International Equity Subaccount, T. Rowe Price Asset Allocation Subaccount, PIMCO Limited Maturity Bond Subaccount, PIMCO Total Return Subaccount, and INVESCO Equity Income Subaccount (investment options within the American Scandia Trust) of KILICO Variable Separate Account (the Account) as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in policy owners' equity for each of the years in the two-year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the subaccounts of KILICO Variable Separate Account at December 31, 1996 and the results of their operations, and changes in their policy owners' equity for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                            KPMG PEAT MARWICK LLP


Chicago, Illinois


March 26, 1997

                      (This page intentionally left blank)

KILICO VARIABLE SEPARATE ACCOUNT



STATEMENTS OF ASSETS AND LIABILITIES AND POLICY OWNERS' EQUITY



DECEMBER 31, 1996


(IN THOUSANDS)



                                                                        INVESTORS FUND SERIES
                                    ---------------------------------------------------------------------------------------------
                                      MONEY                                               GOVERNMENT                    SMALLCAP
                                      MARKET     TOTAL RETURN   HIGH YIELD     GROWTH     SECURITIES   INTERNATIONAL     GROWTH
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                    ----------   ------------   ----------   ----------   ----------   -------------   ----------
ASSETS
  Investments in underlying
    portfolio funds, at current
    value.........................    $1,038        3,097         1,507        2,362        3,990           --               2
  Dividends and other
    receivables...................         3           --             3           --            2           --              --
                                      ------        -----         -----        -----        -----           --              --
        Total assets..............     1,041        3,097         1,510        2,362        3,992           --               2
LIABILITIES AND POLICY OWNERS'
  EQUITY
  Liabilities:
    Mortality and expense risk
      charges.....................         4            6            --            2            6           --              --
                                      ------        -----         -----        -----        -----           --              --
  Other...........................        --           --             2           --            1           --              --
                                      ------        -----         -----        -----        -----           --              --
    Total liabilities.............         4            6             2            2            7           --              --
                                      ------        -----         -----        -----        -----           --              --
  Policy owners' equity...........    $1,037        3,091         1,508        2,360        3,985           --               2
                                      ======        =====         =====        =====        =====           ==              ==
ANALYSIS OF POLICY OWNERS' EQUITY
  Excess of proceeds from units
    sold over payments for units
    redeemed......................       519        1,316           669        1,077        2,052           --               2
  Accumulated net investment
    income........................       518          819           745          479        1,352           --              --
  Accumulated net realized gain on
    sales of investments..........        --          457            12          617          275           --              --
  Unrealized appreciation of
    investments...................        --          499            82          187          306           --              --
                                      ------        -----         -----        -----        -----           --              --
  Policy owners' equity...........    $1,037        3,091         1,508        2,360        3,985           --               2
                                      ======        =====         =====        =====        =====           ==              ==



See accompanying notes to financial statements.

                                           AMERICAN SKANDIA TRUST
    ----------------------------------------------------------------------------------------------------
      FOUNDERS       BERGER                  LORD ABBETT   T. ROWE PRICE   T. ROWE PRICE   PIMCO LIMITED
      CAPITAL       CAPITAL       JANCAP      GROWTH &     INTERNATIONAL       ASSET         MATURITY
    APPRECIATION     GROWTH       GROWTH       INCOME         EQUITY        ALLOCATION         BOND
     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
    ------------   ----------   ----------   -----------   -------------   -------------   -------------
        --              2            4             2            --              --              --
        --             --           --            --            --              --              --
        --            ---          ---           ---           ---             ---              --
        --              2            4             2            --              --              --
        --             --           --            --            --              --              --
        ==            ===          ===           ===           ===             ===              ==
        --             --           --            --            --              --              --
        --            ---          ---           ---           ---             ---              --
        --              2            4             2            --              --              --
        ==            ===          ===           ===           ===             ===              ==
        --              2            4             2            --              --              --
        ==             ==           ==            ==            ==              ==              ==
        --             --           --            --            --              --              --
        --            ---          ---           ---           ---             ---              --
        --              2            4             2            --              --              --
        ==            ===          ===           ===           ===             ===              ==

       AMERICAN SKANDIA TRUST
     ---------------------------

     PIMCO TOTAL      INVESCO
       RETURN      EQUITY INCOME
     SUBACCOUNT     SUBACCOUNT
     -----------   -------------
         ==             ==
        ---            ---
         --             --

         --             --
        ===            ===
         --             --
        ---            ---
         --             --
        ===            ===

         --             --

         --             --

         --             --

         --             --
        ---            ---
         --             --
        ===            ===

KILICO VARIABLE SEPARATE ACCOUNT



STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 1996


(IN THOUSANDS)



                                                                        INVESTORS FUND SERIES
                                    ---------------------------------------------------------------------------------------------
                                      MONEY                                               GOVERNMENT                    SMALLCAP
                                      MARKET     TOTAL RETURN   HIGH YIELD     GROWTH     SECURITIES   INTERNATIONAL     GROWTH
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                    ----------   ------------   ----------   ----------   ----------   -------------   ----------
Dividends and capital gains
  distributions...................     $58           166           170           280          287           --             --
Mortality and expense risk
  charges.........................      12            24            16            19           36           --             --
                                       ---           ---           ---          ----         ----           --             --
Net investment income.............      46           142           154           261          251           --             --
                                       ---           ---           ---          ----         ----           --             --
Net realized and unrealized gain
  on investments:
  Net realized gain on sales of
    investments...................      --           128             9           397           17           --             --
  Change in unrealized
    appreciation (depreciation) of
    investments...................      --           117            34          (228)        (203)          --             --
                                       ---           ---           ---          ----         ----           --             --
Net realized and unrealized gain
  (loss) on investments...........      --           245            43           169         (186)          --             --
                                       ---           ---           ---          ----         ----           --             --
Net increase in policy owners'
  equity resulting from
  operations......................     $46           387           197           430           65           --             --
                                       ===           ===           ===          ====         ====           ==             ==


See accompanying notes to financial statements.

                                              AMERICAN SKANDIA TRUST
     --------------------------------------------------------------------------------------------------------
       FOUNDERS                                   LORD ABBETT   T. ROWE PRICE   T. ROWE PRICE   PIMCO LIMITED
       CAPITAL      BERGER CAPITAL     JANCAP      GROWTH &     INTERNATIONAL       ASSET         MATURITY
     APPRECIATION       GROWTH         GROWTH       INCOME         EQUITY        ALLOCATION         BOND
      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
     ------------   --------------   ----------   -----------   -------------   -------------   -------------
         ==              ==             ==            ==             ==              ==              ==
         ==              ==             ==            ==             ==              ==              ==
         ==              ==             ==            ==             ==              ==              ==
         ==              ==             ==            ==             ==              ==              ==
         ==              ==             ==            ==             ==              ==              ==
         --              --             --            --             --              --              --
         ==              ==             ==            ==             ==              ==              ==

         AMERICAN SKANDIA TRUST
      ----------------------------

      PIMCO TOTAL   INVESCO EQUITY
        RETURN          INCOME
      SUBACCOUNT      SUBACCOUNT
      -----------   --------------
          ==             ==
          ==             ==
          ==             ==
          ==             ==
          ==             ==
          --             --
          ==             ==

KILICO VARIABLE SEPARATE ACCOUNT



STATEMENTS OF CHANGES IN POLICY OWNERS' EQUITY



FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


(IN THOUSANDS)



                                                                        INVESTORS FUND SERIES
                                             ----------------------------------------------------------------------------
                                                 MONEY MARKET                TOTAL RETURN                 HIGH YIELD
                                                  SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                             --------------------         -------------------         -------------------
                                              1996          1995          1996          1995          1996          1995
                                              ----          ----          ----          ----          ----          ----
Operations:
  Net investment income....................  $   46            68           142            47           154            75
  Net realized gain on sales of
    investments............................      --            --           128            14             9            54
  Change in unrealized appreciation
    (depreciation) of investments..........      --            --           117           442            34           106
                                             ======         =====         =====         =====         =====         =====
    Net increase in policy owners' equity
      resulting from operations............      46            68           387           503           197           235
                                             ------         -----         -----         -----         -----         -----
Account unit transactions:
  Proceeds from units sold.................     270            76            43            --             6            17
  Net transfers (to) from subaccounts......      55          (348)          484            72          (567)          270
  Payments for units redeemed..............    (336)         (104)         (376)         (146)         (217)         (147)
                                             ------         -----         -----         -----         -----         -----
    Net increase (decrease) in policy
      owners' equity from account unit
      transactions.........................     (11)         (376)          151           (74)         (778)          140
                                             ------         -----         -----         -----         -----         -----
Total increase (decrease) in policy owners'
  equity...................................      35          (308)          538           429          (581)          375
Policy owners' equity:
  Beginning of year........................   1,002         1,310         2,553         2,124         2,089         1,714
                                             ------         -----         -----         -----         -----         -----
  End of year..............................  $1,037         1,002         3,091         2,553         1,508         2,089
                                             ======         =====         =====         =====         =====         =====



See accompanying notes to financial statements.

                     INVESTORS FUND SERIES
---------------------------------------------------------------
                 GOVERNMENT
   GROWTH        SECURITIES     INTERNATIONAL   SMALLCAP GROWTH
 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
-------------   -------------   -------------   ---------------
1996    1995    1996    1995    1996    1995     1996     1995
----    ----    ----    ----    ----    ----     ----     ----
  261     102     251     214     --      --       --       --
  397      31      17      45     --      --       --       --
 (228)    301    (203)    404     --      --       --       --
=====   =====   =====   =====     ==      ==       ==       ==
  430     434      65     663     --      --       --       --
-----   -----   -----   -----     --      --       --       --
  121       3      22      12     --      --        2       --
   65     508     (37)   (502)    --      --       --       --
 (179)   (143)   (162)   (251)    --      --       --       --
-----   -----   -----   -----     --      --       --       --
    7     368    (177)   (741)    --      --        2       --
-----   -----   -----   -----     --      --       --       --
  437     802    (112)    (78)    --      --        2       --
1,923   1,121   4,097   4,175     --      --       --       --
-----   -----   -----   -----     --      --       --       --
2,360   1,923   3,985   4,097     --      --        2       --
=====   =====   =====   =====     ==      ==       ==       ==

KILICO VARIABLE SEPARATE ACCOUNT



STATEMENTS OF CHANGES IN POLICY OWNERS' EQUITY (CONTINUED)



FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


(IN THOUSANDS)



                                                                       AMERICAN SKANDIA TRUST
                                                       -------------------------------------------------------
                                                         FOUNDERS        BERGER                    LORD ABBETT
                                                          CAPITAL        CAPITAL       JANCAP       GROWTH &
                                                       APPRECIATION      GROWTH        GROWTH        INCOME
                                                        SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                       -------------   -----------   -----------   -----------
                                                       1996    1995    1996   1995   1996   1995   1996   1995
                                                       ----    ----    ----   ----   ----   ----   ----   ----
Operations:
  Net investment income..............................    $--    --     --     --     --     --     --     --
  Net realized gain (loss) on sales of investments...    --     --     --     --     --     --     --     --
  Change in unrealized appreciation (depreciation) of
    investments......................................    --     --     --     --     --     --     --     --
                                                         --      --     --     --     --     --     --     --
    Net increase (decrease) in policy owners' equity
      resulting from operations......................    --     --     --     --     --     --     --     --
                                                         --      --     --     --     --     --     --     --
Account unit transactions:
  Proceeds from units sold...........................    --     --      2     --      4     --      2     --

  Net transfers (to) from subaccounts................    --     --     --     --     --     --     --     --
  Payments for units redeemed........................    --     --     --     --     --     --     --     --
                                                         --      --     --     --     --     --     --     --
    Net increase in policy owners' equity from
      account unit transactions......................    --     --      2     --      4     --      2     --
                                                         --      --     --     --     --     --     --     --
Total increase in policy owners' equity..............    --     --      2     --      4     --      2     --
Policy owners' equity:
  Beginning of year..................................    --     --     --     --     --     --     --     --
                                                         --      --     --     --     --     --     --     --
  End of year........................................    $--    --      2     --      4     --      2     --
                                                         ==      ==     ==     ==     ==     ==     ==     ==



See accompanying notes to financial statements.

                               AMERICAN SKANDIA TRUST
      -------------------------------------------------------------------------
      T. ROWE PRICE   T. ROWE PRICE   PIMCO LIMITED                   INVESCO
      INTERNATIONAL       ASSET         MATURITY      PIMCO TOTAL     EQUITY
         EQUITY        ALLOCATION         BOND          RETURN        INCOME
       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
      -------------   -------------   -------------   -----------   -----------
      1996    1995    1996    1995    1996    1995    1996   1995   1996   1995
      ----    ----    ----    ----    ----    ----    ----   ----   ----   ----
       ==      ==      ==      ==      ==      ==     ==     ==     ==     ==
       --      --      --      --      --      --     --     --     --     --
       --      --      --      --      --      --     --     --     --     --
       --      --      --      --      --      --     --     --     --     --
       --      --      --      --      --      --     --     --     --     --
       ==      ==      ==      ==      ==      ==     ==     ==     ==     ==
       --      --      --      --      --      --     --     --     --     --
       --      --      --      --      --      --     --     --     --     --
       --      --      --      --      --      --     --     --     --     --
       --      --      --      --      --      --     --     --     --     --
       ==      ==      ==      ==      ==      ==     ==     ==     ==     ==
       --      --      --      --      --      --     --     --     --     --
       --      --      --      --      --      --     --     --     --     --
       ==      ==      ==      ==      ==      ==     ==     ==     ==     ==

KILICO VARIABLE SEPARATE ACCOUNT



NOTES TO FINANCIAL STATEMENTS



(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES



ORGANIZATION



     KILICO Variable Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO, a wholly-owned subsidiary of Kemper Corporation, was acquired by an investor group led by Zurich Insurance Company ("Zurich") on January 4, 1996.



     The Separate Account is used to fund policies ("Policy") for Select variable universal life policies and Power V variable universal life policies. The Separate Account is divided into Subaccounts. For the Select policies five Subaccounts are available to Policy Owners and invests exclusively in a corresponding Portfolio of the Investors Fund Series (The "Fund"), an open-end diversified management investment company. For the Power V policies, sixteen Subaccounts are available to Policy Owners from the Investors Fund Series and American Skandia Trust.



ESTIMATES



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.



SECURITY VALUATION



     The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1996.



SECURITY TRANSACTIONS AND INVESTMENT INCOME



     Security transactions are accounted for on the trade date (date when KILICO accepts risks of providing insurance coverage to the insured). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on an identified cost basis.



ACCOUNT UNIT TRANSACTIONS



     Proceeds from a Policy are automatically allocated to the Money Market Subaccount on the trade date for a 15 day period. At the end of this period, the Separate Account value (cash value) may be allocated to other Subaccounts as designated by the owner of the Policy.



ACCUMULATION UNIT VALUATION



     On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Chicago time) or the close of the Exchange by dividing the total value of each Subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective Subaccount.



FEDERAL INCOME TAXES



     The operations of the Separate Account are included in the Federal income tax return of KILICO. Under existing Federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the policy and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without Federal income tax consequences.

(2) SUMMARY OF INVESTMENTS



     Investments, at cost, at December 31, 1996, are as follows (in thousands):



                                                              SHARES
                                                              OWNED        COST
                                                              ------      -------
  INVESTORS FUND SERIES
  Money Market Portfolio....................................   1,038      $ 1,038
  Total Return Portfolio....................................   1,100        2,598
  High Yield Portfolio......................................   1,177        1,425
  Growth Portfolio..........................................     700        2,175
  Government Securities Portfolio...........................   3,304        3,684
  International Portfolio...................................      --           --
  Small Cap Growth Portfolio................................      --            2
  AMERICAN SKANDIA TRUST
  Founders Capital Appreciation Portfolio...................      --           --
  Berger Capital Growth Portfolio...........................      --            2
  Jancap Growth Portfolio...................................      --            4
  Lord Abbett Growth & Income Portfolio.....................      --            2
  T. Rowe Price International Equity Portfolio..............      --           --
  T. Rowe Price Asset Allocation Portfolio..................      --           --
  PIMCO Limited Maturity Bond Portfolio.....................      --           --
  PIMCO Total Return Portfolio..............................      --           --
  INVESCO Equity Income Portfolio...........................      --           --
                                                                          -------
       TOTAL INVESTMENTS....................................              $10,930
                                                                          =======



     The underlying investments are summarized below.



INVESTORS FUND SERIES



     MONEY MARKET PORTFOLIO: This Portfolio invests primarily in short-term obligations of major banks and corporations.



     TOTAL RETURN PORTFOLIO: This Portfolio's investments will normally consist of fixed-income and equity securities. Fixed-income securities will include bonds and other debt securities and preferred stocks. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, the Portfolio may also make private placement investments (which are normally restricted securities).



     HIGH YIELD PORTFOLIO: This Portfolio invests in fixed-income securities, a substantial portion of which are high yielding fixed-income securities. These securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated, and generally will involve more risk than securities in the higher rating categories.



     GROWTH PORTFOLIO: This Portfolio's investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, it may also make private placement investments (which are normally restricted securities).



     GOVERNMENT SECURITIES PORTFOLIO: This Portfolio invests primarily in U.S. Government Securities. The Portfolio may also invest in fixed-income securities other than U.S. Government securities and may engage in options and financial futures transactions.



     INTERNATIONAL PORTFOLIO: This Portfolio's investments will normally consist of equity securities of non-United States issuers, however, it may also invest in convertible and debt securities of non-United States issuers and foreign currencies.



     SMALL CAP GROWTH PORTFOLIO: This Portfolio's investments will consist primarily of common stocks and securities convertible into or exchangeable for common stocks and to a limited degree in preferred stocks and debt securities. At least 65% of the Portfolio's total assets will be invested in equity securities of companies having a market capitalization of $1 billion or less at the time of initial investment.

AMERICAN SKANDIA TRUST



     FOUNDERS CAPITAL APPRECIATION PORTFOLIO: This Portfolio seeks capital appreciation through investment primarily in common stocks of U.S. companies with market capitalizations of $1.5 billion or less. These stocks normally will be traded in the over-the-counter market.



     BERGER CAPITAL GROWTH PORTFOLIO: This Portfolio seeks long-term capital appreciation by investing primarily in the common stocks of established companies.



     JANCAP GROWTH PORTFOLIO: This Portfolio seeks growth of capital in a manner consistent with preservation of capital by emphasizing investments in common stocks.



     LORD ABBETT GROWTH & INCOME PORTFOLIO: This Portfolio seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value by investing in common stocks of seasoned companies which are expected to show above-average growth.



     T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO: This Portfolio seeks total return on its assets from long-term growth of capital and income principally through investment primarily in common stocks of established, non-U.S. companies.



     T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: This Portfolio seeks a high level of total return by investing primarily in a diversified group of fixed income and equity securities.



     PIMCO LIMITED MATURITY BOND PORTFOLIO: This Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing primarily in fixed income securities of various types.



     PIMCO TOTAL RETURN PORTFOLIO: This Portfolio seeks to maximize total return, consistent with preservation of capital by investing primarily in fixed income securities of various types.



     INVESCO EQUITY INCOME PORTFOLIO: This Portfolio seeks high current income while following sound investment practices, with capital growth potential as an additional but secondary consideration. The Portfolio invests primarily in dividend-paying, marketable common stocks of domestic and foreign industrial issuers.



(3) TRANSACTIONS WITH AFFILIATES



     KILICO assesses a monthly charge to the Subaccounts for the cost of insurance. The cost of insurance charge is allocated among the Subaccounts in the proportion of each Subaccount to the Separate Account value. Cost of insurance charges totaled approximately $131,500 and $1,900 for the Select and Power V variable universal life products, respectively, for the year ended December 31, 1996. Additionally, KILICO assesses a daily charge to the Subaccounts for mortality and expense risk assumed by KILICO at an annual rate of .90% of assets.



     Proceeds payable on the surrender of a Policy are reduced by the amount of any applicable contingent deferred sales charge. During the year ended December 31, 1996, KILICO received contingent deferred sales charges of approximately $27,800 and $0 for the Select and Power V variable universal life products, respectively.



     Zurich Kemper Investments, Inc. ("ZKI"), formerly Kemper Financial Services, Inc., an affiliated company, is the investment manager of the Portfolios of the Investors Fund Series Portfolios. In connection with the acquisition of Kemper Corporation on January 4, 1996, Zurich also acquired 100% of ZKI. American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for the American Skandia Trust.

(4) POLICY OWNERS' EQUITY



     Policy owners' equity at December 31, 1996, is as follows (in thousands, except unit value; differences are due to rounding):



                                                                NUMBER              POLICY
                                                                  OF       UNIT     OWNERS'
                                                                UNITS     VALUE     EQUITY
                                                                ------    -----     -------
POWER V SUBACCOUNT
INVESTORS FUND SERIES
Money Market Subaccount.....................................       55     $1.010    $   55
Total Return Subaccount.....................................       --      1.205        --
High Yield Subaccount.......................................       --      2.809        --
Growth Subaccount...........................................       --      3.364        --
Government Securities Subaccount............................       --      1.278        --
International Subaccount....................................       --      1.561        --
Small Cap Growth Subaccount.................................        1      1.673         2



AMERICAN SKANDIA TRUST



Founders Capital Appreciation Subaccount....................       --     $16.762      --
Berger Capital Growth Subaccount............................       --      14.358       2
JanCap Growth Subaccount....................................       --      18.748       4
Lord Abbett Growth & Income Subaccount......................       --      17.131       2
T. Rowe Price International Equity Subaccount...............       --      12.043      --
T. Rowe Price Asset Allocation Subaccount...................       --      13.240      --
PIMCO Limited Maturity Bond Subaccount......................       --      10.786      --
PIMCO Total Return Subaccount...............................       --      11.085      --
Invesco Equity Income Subaccount............................       --      13.958      --
                                                                                       --
TOTAL POWER V POLICY OWNERS' EQUITY.........................                           65
                                                                                       --



SELECT SUBACCOUNT
Money Market Subaccount.....................................      627     $1.567    $   982
Total Return Subaccount.....................................    1,477      2.093      3,091
High Yield Subaccount.......................................      682      2.211      1,508
Growth Subaccount...........................................      846      2.789      2,360
Government Securities Subaccount............................    2,137      1.864      3,985
                                                                                    -------
TOTAL SELECT POLICY OWNERS' EQUITY..........................                        $11,926
                                                                                    -------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors and Stockholder


Kemper Investors Life Insurance Company:



     We have audited the accompanying consolidated balance sheets of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and as of January 4, 1996, and the related consolidated statements of operations, stockholder's equity, and cash flows for the periods from January 4, 1996 to December 31, 1996 (post-acquisition), and for each of the years in the two-year period ended December 31, 1995 (pre-acquisition). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, the aforementioned post-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and as of January 4, 1996, and the results of their operations and their cash flows for the post-acquisition period, in conformity with generally accepted accounting principles. Further, in our opinion, the aforementioned pre-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries and the results of their operations and their cash flows for the pre-acquisition periods, in conformity with generally accepted accounting principles.



     As discussed in Note 1 to the consolidated financial statements, effective January 4, 1996, an investor group as described in Note 1, acquired all of the outstanding stock of Kemper Investors Life Insurance Company in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.



                                            KPMG PEAT MARWICK LLP


Chicago, Illinois


March 21, 1997

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                          CONSOLIDATED BALANCE SHEETS


                       (in thousands, except share data)



                                                              DECEMBER 31      JANUARY 4
                                                                 1996             1996
                                                              -----------      ----------
ASSETS
Fixed maturities, available for sale, at fair value (cost:
  December 31, 1996, $3,929,650; January 4, 1996,
  $3,749,323)...............................................  $3,866,431       $3,749,323
Short-term investments......................................      71,696          372,515
Joint venture mortgage loans................................     110,971          110,194
Third-party mortgage loans..................................     106,585          144,450
Other real estate-related investments.......................      50,157           34,296
Policy loans................................................     288,302          289,390
Other invested assets.......................................      23,507           19,215
                                                              ----------       ----------
          Total investments.................................   4,517,649        4,719,383
Cash........................................................       2,776           25,811
Accrued investment income...................................     115,199          104,402
Goodwill....................................................     244,688          254,883
Value of business acquired..................................     189,639          190,222
Deferred insurance acquisition costs........................      26,811           --
Federal income tax receivable...............................       3,840          112,646
Reinsurance recoverable.....................................     427,165          502,836
Receivable on sales of securities...........................      32,569              902
Other assets and receivables................................      30,277           10,540
Assets held in separate accounts............................   2,127,247        1,761,110
                                                              ----------       ----------
          Total assets......................................  $7,717,860       $7,682,735
                                                              ==========       ==========
LIABILITIES
Future policy benefits......................................  $4,256,521       $4,585,148
Ceded future policy benefits................................     427,165          502,836
Benefits and claims payable to policyholders................      36,142            4,535
Other accounts payable and liabilities......................      59,462           30,030
Deferred income taxes.......................................      60,362           53,472
Liabilities related to separate accounts....................   2,127,247        1,761,110
                                                              ----------       ----------
          Total liabilities.................................   6,966,899        6,937,131
                                                              ----------       ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares.....       2,500            2,500
Additional paid-in capital..................................     761,538          743,104
Unrealized loss on investments..............................     (47,498)          --
Retained earnings...........................................      34,421           --
                                                              ----------       ----------
          Total stockholder's equity........................     750,961          745,604
                                                              ----------       ----------
          Total liabilities and stockholder's equity........  $7,717,860       $7,682,735
                                                              ==========       ==========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                 (in thousands)



                                                                    YEAR ENDED DECEMBER 31
                                                              -----------------------------------
                                                                               PREACQUISITION
                                                                           ----------------------
                                                                1996         1995          1994
                                                              --------     ---------     --------
REVENUE
Net investment income.......................................  $299,688     $ 348,448     $353,084
Realized investment gains (losses)..........................    13,602      (318,700)     (54,557)
Premium income..............................................     7,822           236        --
Fees and other income.......................................    35,095        38,101       31,950
                                                              --------     ---------     --------
          Total revenue.....................................   356,207        68,085      330,477
                                                              --------     ---------     --------
BENEFITS AND EXPENSES
Benefits and interest credited to policyholders.............   237,349       245,615      248,494
Commissions, taxes, licenses and fees.......................    28,135        31,793       26,910
Operating expenses..........................................    24,678        20,837       25,324
Deferral of insurance acquisition costs.....................   (27,820)      (36,870)     (31,852)
Amortization of insurance acquisition costs.................     2,316        14,423       20,809
Amortization of value of business acquired..................    21,530        --            --
Amortization of goodwill....................................    10,195        --            --
                                                              --------     ---------     --------
          Total benefits and expenses.......................   296,383       275,798      289,685
                                                              --------     ---------     --------
Income (loss) before income tax expense (benefit)...........    59,824      (207,713)      40,792
Income tax expense (benefit)................................    25,403       (74,664)      14,431
                                                              --------     ---------     --------
          Net income (loss).................................  $ 34,421     $(133,049)    $ 26,361
                                                              ========     =========     ========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                 (in thousands)



                                                                                PREACQUISITION
                                                                           -------------------------
                                                 DECEMBER 31   JANUARY 4   DECEMBER 31   DECEMBER 31
                                                    1996         1996         1995          1994
                                                 -----------   ---------   -----------   -----------
CAPITAL STOCK, beginning and end of period.....   $  2,500     $  2,500     $   2,500     $   2,500
                                                  --------     --------     ---------     ---------

ADDITIONAL PAID-IN CAPITAL, beginning of
  period.......................................    743,104      491,994       491,994       409,423
Capital contributions from parent..............     18,434        --           --            82,500
Adjustment to reflect purchase accounting
  method.......................................     --          251,110        --                --
Transfer of limited partnership interest to
  parent.......................................     --            --           --                71
                                                  --------     --------     ---------     ---------
          End of period........................    761,538      743,104       491,994       491,994
                                                  --------     --------     ---------     ---------

UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  beginning of period..........................     --           68,502      (236,443)       93,096
Unrealized gain (loss) on revaluation of
  investments, net.............................    (47,498)       --          304,945      (329,539)
Adjustment to reflect purchase accounting
  method.......................................     --          (68,502)       --            --
                                                  --------     --------     ---------     ---------
          End of period........................    (47,498)       --           68,502      (236,443)
                                                  --------     --------     ---------     ---------

RETAINED EARNINGS, beginning of period.........     --           42,880       175,929       149,568
Net income (loss)..............................     34,421        --         (133,049)       26,361
Adjustment to reflect purchase accounting
  method.......................................     --          (42,880)       --            --
                                                  --------     --------     ---------     ---------
          End of period........................     34,421        --           42,880       175,929
                                                  --------     --------     ---------     ---------

          Total stockholder's equity...........   $750,961     $745,604     $ 605,876     $ 433,980
                                                  ========     ========     =========     =========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                 (in thousands)



                                                                 YEAR ENDED DECEMBER 31
                                                        -----------------------------------------
                                                                             PREACQUISITION
                                                                        -------------------------
                                                           1996           1995           1994
                                                        -----------     ---------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)...................................  $    34,421     $(133,049)    $    26,361
  Reconcilement of net income (loss) to net cash
     provided:
     Realized investment losses (gains)...............      (13,602)      318,700          54,557
     Interest credited and other charges..............      230,298       237,984         242,591
     Deferred insurance acquisition costs.............      (25,504)      (22,447)        (11,043)
     Amortization of value of business acquired.......       21,530        --             --
     Amortization of goodwill.........................       10,195        --             --
     Amortization of discount and premium on
       investments....................................       25,743         4,586          (1,383)
     Deferred income taxes............................         (897)       38,423          20,809
     Net change in Federal income tax receivable......      108,806       (86,990)            809
     Other, net.......................................      (22,283)      (29,905)        (14,161)
                                                        -----------     ---------     -----------
          Net cash provided from operating
            activities................................      368,707       327,302         318,540
                                                        -----------     ---------     -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity................      264,383       320,143         144,717
     Fixed maturities sold prior to maturity..........      891,995       297,637         910,913
     Mortgage loans, policy loans and other invested
       assets.........................................      168,727       450,573         536,668
  Cost of investments purchased or loans originated:
     Fixed maturities.................................   (1,369,091)     (549,867)     (1,447,393)
     Mortgage loans, policy loans and other invested
       assets.........................................     (119,044)     (131,966)       (281,059)
  Short-term investments, net.........................      300,819      (168,351)        198,299
  Net change in receivable and payable for securities
     transactions.....................................      (31,667)       (1,397)        (16,553)
  Net reductions in other assets......................          105         1,996           2,678
                                                        -----------     ---------     -----------
          Net cash provided by investing activities...      106,237       218,768          48,270
                                                        -----------     ---------     -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.........................................      141,159       247,778         215,034
     Withdrawals......................................     (700,084)     (755,917)       (652,513)
  Capital contributions from parent...................       18,434            --          82,500
  Other...............................................       42,512       (35,309)          3,871
                                                        -----------     ---------     -----------
          Net cash used in financing activities.......     (497,979)     (543,448)       (351,108)
                                                        -----------     ---------     -----------
               Net increase (decrease) in cash........      (23,035)        2,622          15,702
CASH, beginning of period.............................       25,811        23,189           7,487
                                                        -----------     ---------     -----------
CASH, end of period...................................  $     2,776     $  25,811     $    23,189
                                                        ===========     =========     ===========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



BASIS OF PRESENTATION



     Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of the change in control, Zurich and Insurance Partners own 80 percent and 20 percent, respectively, of Kemper and therefore the Company.



     The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated.



PURCHASE ACCOUNTING METHOD



     The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying financial statements and notes thereto prepared prior to January 4, 1996 have been labeled "preacquisition". The accompanying consolidated financial statements of the Company as of January 4, 1996 (the acquisition date) and as of and for the year ended December 31, 1996, have been prepared in conformity with the purchase method of accounting. The Company has presented January 4, 1996 (the acquisition date), as the opening purchase accounting balance sheet for comparative purposes throughout the accompanying financial statements and notes thereto.



     Under purchase accounting, the Company's assets and liabilities have been marked to their relative fair market values as of the acquisition date. The difference between the cost of acquiring the Company and the net fair market values of the Company's assets and liabilities as of the acquisition date has been recorded as goodwill. The Company is amortizing goodwill on a straight-line basis over twenty-five years. The allocated cost of acquiring the Company was $745.6 million and the acquisition resulted in goodwill of $254.9 million as of January 4, 1996.



     The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1996, the Company believes that no such adjustment is necessary.



     Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.



     Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996, have been replaced by the value of business acquired.



     The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.



     A 15 percent discount rate was used to determine such value and represents the rate of return required by Zurich and Insurance Partners to invest in the business being acquired. In selecting the rate of return used to value the policies purchased, the Company considered the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows, the cost of capital available to fund the acquisition, the perceived likelihood of changes in insurance regulations and tax laws, the complexity of the Company's business, and the prices paid (i.e., discount rates used in determining other life insurance company valuations) on similar blocks of business sold in recent periods.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2001 are as follows:



                                                                                            PROJECTED
                (IN THOUSANDS)                    BEGINNING                  ACCRETION OF    ENDING
            YEAR ENDED DECEMBER 31                 BALANCE    AMORTIZATION     INTEREST      BALANCE
-----------------------------------------------   ---------   ------------   ------------   ---------
1996...........................................   $190,222      $(31,427)      $ 9,897      $168,692
1997...........................................    168,692       (26,330)       10,152       152,514
1998...........................................    152,514       (26,769)        9,085       134,830
1999...........................................    134,830       (26,045)        8,000       116,785
2000...........................................    116,785       (24,288)        6,834        99,331
2001...........................................     99,331       (21,538)        5,867        83,660



     The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to stockholder's equity, net of income tax. As of December 31, 1996, this adjustment increased the value of business acquired and stockholder's equity by approximately $20.9 million and $13.6 million, respectively.



ESTIMATES



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.



LIFE INSURANCE REVENUE AND EXPENSES



     Revenue for annuities and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs. Also reflected in fees and other income is a ceding commission experience adjustment received in 1995 as a result of certain reinsurance transactions entered into by the Company during 1992. (See note captioned "Reinsurance".)



     Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.



DEFERRED INSURANCE ACQUISITION COSTS



     The costs of acquiring new business after January 4, 1996, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE POLICY BENEFITS



     Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 4.0 percent to 7.5 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.5 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 3.0 percent to 12.0 percent.



     Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 7 percent for reinsurance assumed and for direct business, 8 percent for three years; 7 percent for year four; and 6 percent thereafter.



INVESTED ASSETS AND RELATED INCOME



     Investments in fixed maturities are carried at fair value. Short-term investments are carried at cost, which approximates fair value. (See note captioned "Fair Value of Financial Instruments".)



     The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans, real estate-related bonds and other real estate loans where the likelihood of collection of interest is doubtful.



     Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments net of any applicable reserve and write-downs include notes receivable from real estate ventures; investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures; common stock carried at fair value and real estate owned carried at fair value.



     Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, indicate a likelihood of loss. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, and on January 4, 1996, reflecting the acquisition of the Company, real estate-related investments were valued using an estimate of the investments observable market price, net of estimated costs to sell. Prior to year-end 1995, the Company evaluated its real estate-related assets (including accrued interest) by estimating the probabilities of loss utilizing various projections that included several factors relating to the borrower, property, term of the loan, tenant composition, rental rates, other supply and demand factors and overall economic conditions. Generally, at that time, the reserve was based upon the excess of the loan amount over the estimated future cash flows from the loan, discounted at the loan's contractual rate of interest taking into consideration the effects of recourse to, and subordination of loans held by, affiliated non-life realty companies.



     Under purchase accounting, the market value of the Company's policy loans and other invested assets consisting primarily of venture capital investments and a leveraged lease, became the Company's new cost basis in such investments. Investments in policy loans and other invested assets after January 4, 1996 are carried at cost. Other invested assets also include equity securities, not related to real estate-related investments, which are carried at fair value.



     Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

investments are credited or charged to stockholder's equity. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.



SEPARATE ACCOUNT BUSINESS



     The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.



INCOME TAX



     The operations of the Company prior to January 4, 1996 have been included in the consolidated Federal income tax return of Kemper. Income taxes receivable or payable have been determined on a separate return basis, and payments have been received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally had received a tax benefit for losses to the extent such losses can be utilized in Kemper's consolidated Federal tax return. Subsequent to January 4, 1996, the Company and its subsidiaries will file separate Federal income tax returns.



     Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.



(2) CASH FLOW INFORMATION



     The Company defines cash as cash in banks and money market accounts. Federal income tax refunded by Kemper under the tax allocation arrangement for the period from January 1, 1996 to January 4, 1996 and for the years ended December 31, 1995 and 1994 amounted to $108.8 million, $25.2 million and $10.7 million, respectively. The Company paid $28.1 million of Federal income taxes directly to the United States Treasury Department during 1996.



     Not reflected in the statement of cash flows are rollovers of mortgage loans, other loans and investments totaling approximately $57.0 million in 1994.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) INVESTED ASSETS AND RELATED INCOME



     The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value (estimated fair value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:



                                                                                   Estimated Unrealized
                                                          Carrying    Amortized    ---------------------
                                                           Value         Cost       Gains       Losses
                    (in thousands)                        --------    ---------     -----       ------
DECEMBER 31, 1996
U.S. treasury securities and obligations of U.S.
  government agencies and authorities..................  $   92,238   $   93,202     $   --     $   (964)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed....................      30,853       31,519         --         (666)
Debt securities issued by foreign governments..........     105,394      108,456        504       (3,566)
Corporate securities...................................   1,896,615    1,935,511      5,918      (44,814)
Mortgage and asset-backed securities...................   1,741,331    1,760,962      1,990      (21,621)
                                                         ----------   ----------     ------     --------
       Total fixed maturities..........................  $3,866,431   $3,929,650     $8,412     $(71,631)
                                                         ==========   ==========     ======     ========

JANUARY 4, 1996
U.S. treasury securities and obligations of U.S.
  government agencies and authorities..................  $  215,637   $  215,637     $   --     $     --
Obligations of states and political subdivisions,
  special revenue and nonguaranteed....................      24,241       24,241         --           --
Debt securities issued by foreign governments..........     139,361      139,361         --           --
Corporate securities...................................   1,695,268    1,695,268         --           --
Mortgage and asset-backed securities...................   1,674,816    1,674,816         --           --
                                                         ----------   ----------     ------     --------
       Total fixed maturities..........................  $3,749,323   $3,749,323     $   --     $     --
                                                         ==========   ==========     ======     ========



     Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.



     The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.



     The Company's $267.7 million real estate portfolio at December 31, 1996 consists of joint venture and third-party mortgage loans and other real estate-related investments.



     At December 31, 1996 and January 4, 1996, total impaired loans were as follows:



                                                                December 31     January 4
                                                                    1996           1996
                       (in millions)                            -----------     ---------
Impaired loans without reserves--gross......................       $39.8          $--
Impaired loans with reserves--gross.........................         7.6           21.9
                                                                   -----          -----
       Total gross impaired loans...........................        47.4           21.9
Reserves related to impaired loans..........................        (4.4)          (6.5)
                                                                   -----          -----
       Net impaired loans...................................       $43.0          $15.4
                                                                   =====          =====

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)

     Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. At December 31, 1996, the Company's deficit in equity investments considered in determining reserves and write-downs amounted to $5.9 million. The Company had an average balance of $30.8 million and $124.2 million in impaired loans for 1996 and 1995, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.



     At December 31, 1996 and January 4, 1996, loans on nonaccrual status amounted to $43.5 million and $3.5 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.



     At December 31, 1996, securities carried at approximately $6.1 million were on deposit with governmental agencies as required by law.



     At December 31, 1996, the Company had six separate asset-backed securities included in fixed maturity investments from trusts formed to securitize assets underwritten by Green Tree Financial Corporation, which in aggregate amounted to $90.7 million. No other investments exceeded ten percent of the Company's stockholder's equity at December 31, 1996.



     Proceeds from sales of investments in fixed maturities prior to maturity were $892.0 million, $297.6 million and $910.9 million during 1996, 1995 and 1994, respectively. Gross gains of $9.9 million, $21.2 million and $6.0 million and gross losses of $16.2 million, $11.9 million and $55.9 million were realized on sales of fixed maturities in 1996, 1995 and 1994, respectively.



     The following table sets forth the maturity aging schedule of fixed maturity investments at December 31, 1996:



                                                                 Carrying     Amortized
                                                                  Value       Cost Value
                       (in thousands)                            --------     ----------
One year or less............................................    $   36,814    $   36,862
Over one year through five..................................       643,741       648,811
Over five years through ten.................................     1,170,034     1,200,620
Over ten years..............................................       274,511       282,395
Securities not due at a single maturity date(1).............     1,741,331     1,760,962
                                                                ----------    ----------
       Total fixed maturities...............................    $3,866,431    $3,929,650
                                                                ==========    ==========



---------------


(1) Weighted average maturity of 4.6 years.



     The sources of net investment income were as follows:



                                                                                   Preacquisition
                                                                               -----------------------
                                                                  1996           1995           1994
                       (in thousands)                           --------       --------       --------
Interest and dividends on fixed maturities..................    $250,683       $269,934       $274,231
Dividends on equity securities..............................         646            681          1,751
Income from short-term investments..........................       9,130         13,159         10,668
Income from mortgage loans..................................      20,257         40,494         41,713
Income from policy loans....................................      20,700         19,658         18,517
Income from other real estate-related investments...........       4,917         15,565         21,239
Income from other loans and investments.....................       2,480          1,555          3,533
                                                                --------       --------       --------
       Total investment income..............................     308,813        361,046        371,652
Investment expense..........................................      (9,125)       (12,598)       (18,568)
                                                                --------       --------       --------
       Net investment income................................    $299,688       $348,448       $353,084
                                                                ========       ========       ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)

     Realized gains (losses) for the years ended December 31, 1996, 1995 and 1994, were as follows:



                                                                         Realized Gains (Losses)
                                                                ------------------------------------------
                                                                                      Preacquisition
                                                                                --------------------------
                                                                 1996             1995              1994
                       (in thousands)                           -------         ---------         --------
Real estate-related.........................................    $17,462         $(325,611)        $(41,720)
Fixed maturities............................................     (6,344)            9,336          (49,857)
Equity securities...........................................      --                 (346)          28,243
Other.......................................................      2,484            (2,079)           8,777
                                                                -------         ---------         --------
  Realized investment gains (losses) before income tax
     expense (benefit)......................................     13,602          (318,700)         (54,557)
Income tax expense (benefit)................................      4,761          (111,545)         (19,095)
                                                                -------         ---------         --------
  Net realized investment gains (losses)....................    $ 8,841         $(207,155)        $(35,462)
                                                                =======         =========         ========



     Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between fair value and cost. The change in unrealized investment gains (losses) by class of investment for the years ended December 31, 1996, 1995 and 1994 were as follows:



                                                           Change in Unrealized Gains (Losses)
                                                     ------------------------------------------------
                                                                                    Preacquisition
                                                                                 --------------------
                                                                                     December 31
                                                     December 31    January 4    --------------------
                                                         1996          1996        1995       1994
                  (in thousands)                     ------------   ----------   --------   ---------
Fixed maturities...................................    $(63,219)       $--       $351,964   $(351,646)
Equity securities..................................       1,256         --            180     (32,710)
Adjustment to deferred insurance acquisition
  costs............................................       1,307         --        (14,277)     11,325
Adjustment to value of business acquired...........      20,947         --          --         --
                                                       --------        ---       --------   ---------
  Unrealized gain (loss) before income tax expense
     (benefit).....................................     (39,709)        --        337,867    (373,031)
Income tax expense (benefit).......................       7,789         --         32,922     (43,492)
                                                       --------        ---       --------   ---------
       Net unrealized gain (loss) on investments...    $(47,498)       $--       $304,945   $(329,539)
                                                       ========        ===       ========   =========



(4) UNCONSOLIDATED INVESTEES



     At December 31, 1996, the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.



     As of December 31, 1996 and January 4, 1996, the Company's net equity investment in unconsolidated investees amounted to $11.7 million and $11.4 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $223 thousand for the year ended December 31, 1996, compared with net losses of $453 thousand, and $6.3 million for the years ended December 31, 1995 and 1994, respectively.



     Also at January 4, 1996, the Company had joint venture-related loans totaling $21.8 million before reserves to partnerships in which Lumbermens Mutual Casualty Company, an affiliate until August 1993 ("Lumbermens"), had equity interests. These joint venture-related loans were sold during 1996.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(5) CONCENTRATION OF CREDIT AND INTEREST RATE RISK



     The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of risk exist in the Company's ownership of mortgage-backed and asset-backed securities and real estate.



     Approximately 36.4 percent of the Company's investment-grade fixed maturities at December 31, 1996 were mortgage-backed securities, down from 45.7 percent at January 4, 1996, due to sales and paydowns during 1996. These investments had an average yield of 6.83 percent during 1996 and consisted primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. The Company plans to continue to reduce its holding of such investments over time.



     As a result of purchases during 1996, approximately 8.8 percent of the Company's investment-grade fixed maturities at December 31, 1996 consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by manufactured housing loans, auto loans and home equity loans.



     Investment income was lower in 1996, compared with both 1995 and 1994, primarily reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the market value of the Company's fixed maturity investments as of January 4, 1996 became the Company's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of the Company's fixed maturity investments was approximately $133.9 million greater than original par. The amortization of such premiums reduced investment income by approximately $22.7 million in 1996, compared with 1995 and 1994.



     Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of the Company's mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities. At December 31, 1996, the Company had unamortized premiums and discounts of $24.7 million and $5.7 million, respectively, related to mortgage-backed and asset-backed securities. The Company believes that as a result of the purchase accounting adjustments and the current interest rate environment, anticipated prepayment activity is expected to result in reductions to future investment income similar to those reductions experienced by the Company in 1996.



     The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:



GEOGRAPHIC DISTRIBUTION AS OF DECEMBER 31, 1996



California........................   35.2%
Illinois..........................   13.5
Hawaii............................   11.0
Colorado..........................    7.9
Oregon............................    7.6
Washington........................    7.4
Florida...........................    5.4
Texas.............................    4.2
Ohio..............................    2.7
Other states......................    5.1
                                    -----
          Total...................  100.0%
                                    =====



DISTRIBUTION BY PROPERTY TYPE AS OF DECEMBER 31, 1996



Hotel.............................   38.8%
Land..............................   24.4
Office............................   14.1
Residential.......................    9.1
Retail............................    2.6
Industrial........................    1.0
Other.............................   10.0
                                    -----
          Total...................  100.0%
                                    =====

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     Real estate markets have been depressed in recent periods in areas where most of the Company's real estate portfolio is located. Portions of California's and Hawaii's real estate market conditions have continued to be worse than in many other areas of the country. Real estate markets in northern California and Illinois continue to show some stabilization and improvement.



     Undeveloped land represented approximately 24.4 percent of the Company's real estate portfolio at December 31, 1996. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.



     Approximately half of the Company's real estate loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners. (See note captioned "Unconsolidated Investees".)



     At December 31, 1996, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), have interests constituted approximately $101.3 million, or 37.8 percent, of the Company's real estate portfolio. The Nesbitt ventures primarily consist of eleven hotel properties. At December 31, 1996, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.



     At December 31, 1996, loans to and investments in a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, constituted approximately $53.0 million, or 19.8 percent, of the Company's real estate portfolio. The Company's interest in the MLP is a less than one percent limited partnership interest and Kemper's interest is 75 percent at December 31, 1996. At December 31, 1996, MLP-related commitments accounted for approximately $9.4 million of the Company's off-balance-sheet legal commitments, which the Company expects to fund.



     At December 31, 1996, the Company's loans to and investments in projects with the Prime Group, Inc. or its affiliates totaled approximately $(5.3) million. Negative amounts represent the Company's share of project related operating losses in excess of the Company's investment. Prime Group-related commitments, however, accounted for $145.2 million of the off-balance-sheet legal commitments at December 31, 1996, of which the Company expects to fund $15.9 million.



(6) INCOME TAXES



     Income tax expense (benefit) was as follows for the years ended December 31, 1996, 1995 and 1994:



                                                                              Preacquisition
                                                                          ----------------------
                                                              1996          1995          1994
                      (in thousands)                         -------      ---------      -------
Current....................................................  $26,300      $(113,087)     $(6,898)
Deferred...................................................     (897)        38,423       21,329
                                                             -------      ---------      -------
          Total............................................  $25,403      $ (74,664)     $14,431
                                                             =======      =========      =======



     Included in the 1995 current tax benefit is the recognition of a net operating loss carryover at December 31, 1995 which was utilized against taxable income on Kemper's consolidated short-period Federal income tax return for the January 1 through January 4, 1996 tax year. Beginning January 5, 1996, the Company and its subsidiaries will each file a stand alone Federal income tax return. Previously, the Company had filed a consolidated Federal income tax return with Kemper. In 1996, the Company and Kemper settled all outstanding balances under the tax allocation agreement.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)

     The actual income tax expense (benefit) for 1996, 1995 and 1994 differed from the "expected" tax expense (benefit) for those years as displayed below. "Expected" tax expense (benefit) was computed by applying the U.S. Federal corporate tax rate of 35 percent in 1996, 1995, and 1994 to income (loss) before income tax expense (benefit).



                                                                              Preacquisition
                                                                           ---------------------
                                                               1996          1995         1994
                       (in thousands)                         -------      --------      -------
Computed expected tax expense (benefit).....................  $20,938      $(72,700)     $14,277
Difference between "expected" and actual tax expense
  (benefit):
  State taxes...............................................      913        (1,370)         645
  Amortization of goodwill..................................    3,568         --           --
  Foreign tax credit........................................    --             (183)        (155)
  Other, net................................................      (16)         (411)        (336)
                                                              -------      --------      -------
          Total actual tax expense (benefit)................  $25,403      $(74,664)     $14,431
                                                              =======      ========      =======



     Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized.



     The Company has established a valuation allowance to reduce the deferred Federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's Federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred Federal tax asset or liability from unrealized gains or losses on investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)

     The tax effects of temporary differences that give rise to significant portions of the Company's net deferred Federal tax liability were as follows:



                                                                                Preacquisition
                                                                             ---------------------
                                                                                  December 31
                                                 December 31    January 4    ---------------------
                                                    1996          1996         1995         1994
                (in thousands)                   -----------    ---------    ---------    --------
Deferred Federal tax assets:
  Unrealized losses on investments.............   $ 16,624      $  --        $      --    $ 85,331
  Life policy reserves.........................     46,452        46,654        42,512      51,519
  Real estate-related..........................     20,642        27,736        21,920      39,360
  Other investment-related.....................      5,409         1,773         1,725       7,435
  Other........................................      8,159         9,750         6,864       6,415
                                                  --------      --------     ---------    --------
     Total deferred Federal tax assets.........     97,286        85,913        73,021     190,060
  Valuation allowance..........................    (31,825)      (15,201)      (15,201)   (100,532)
                                                  --------      --------     ---------    --------
     Total deferred Federal tax assets after
       valuation allowance.....................     65,461        70,712        57,820      89,528
                                                  --------      --------     ---------    --------
Deferred Federal tax liabilities:
  Deferred insurance acquisition costs.........      9,384         --          111,523     108,663
  Value of business acquired...................     66,373        66,578        --           --
  Other investment-related.....................     28,855        37,919        --           --
  Unrealized gains on investments..............     --             --           37,919       --
  Depreciation and amortization................     15,473        15,490        18,767      18,878
  Other........................................      5,738         4,197         2,320       3,351
                                                  --------      --------     ---------    --------
     Total deferred Federal tax liabilities....    125,823       124,184       170,529     130,892
                                                  --------      --------     ---------    --------
Net deferred Federal tax liabilities...........   $(60,362)     $(53,472)    $(112,709)   $(41,364)
                                                  ========      ========     =========    ========



     The valuation allowance is subject to future adjustments based on, among other items, the Company's estimates of future operating earnings and capital gains.



     The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1993 are currently under examination by the IRS.



(7) RELATED-PARTY TRANSACTIONS



     The Company received cash capital contributions of $18.4 million and $82.5 million during 1996 and 1994, respectively.



     The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1996 and January 4, 1996, joint venture mortgage loans totaled $111.0 million and $110.2 million, respectively, and during 1996, 1995 and 1994, the Company earned interest income on these joint venture loans of $9.5 million, $19.6 million and $22.0 million, respectively.



     All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Zurich Kemper Investments, Inc. ("ZKI"), an affiliated company, and the information systems of Kemper Service Company ("KSvC"), a ZKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1996, 1995 and 1994, expenses allocated to the Company from ZKI and KSvC amounted to $1.7 million, $4.4 million and $6.5 million, respectively. The Company also paid to ZKI investment management fees of $3.6 million, $3.4 million and $6.0 million during 1996, 1995 and 1994, respectively. In addition, expenses

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) RELATED-PARTY TRANSACTIONS (CONTINUED)

allocated to the Company from FKLA during 1996, 1995 and 1994 amounted to $10.5 million, $14.3 million and $11.1 million, respectively.



     During 1995 and 1994, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $3.5 million and $154.0 million, respectively, to an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on these sales. During 1996, the Company purchased approximately $24.5 million of real estate-related investments from such affiliated non-life realty subsidiaries for cash. The Company also paid to Kemper real estate subsidiaries $1.8 million in both 1996 and 1995, related to the management of the Company's real estate portfolio.



(8) REINSURANCE



     In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.



     In 1992 and 1991, the Company entered into 100 percent indemnity reinsurance agreements ceding $515.7 million and $416.3 million, respectively, of its fixed-rate annuity liabilities to FLA. FLA is a mutual insurance company that shares common management and common board members with the Company, FKLA and Kemper. As of December 31, 1996 and January 4, 1996, the reinsurance recoverable related to the fixed-rate annuity liabilities ceded to FLA amounted to $427.0 million and $502.8 million, respectively. During 1995, the Company recorded income of $4.4 million related to a ceding commission experience adjustment from the 1992 reinsurance agreement.



     In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles, of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996.



     The Company's retention limit on term life insurance is $300 thousand (face amount) on the life of any one individual with the excess amounts ceded to outside reinsurers. The term life insurance business assumed from FKLA during 1996 did not have any individual contracts greater than $300 thousand in face amount. Reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $94 thousand as of December 31, 1996.



(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS



     FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.



     The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.7 million and $687 thousand at December 31, 1996 and January 4, 1996, respectively.



     The discount rate used in determining the allocated postretirement benefit obligation was 7.75 percent and 7.25 percent for 1996 and 1995, respectively. The assumed health care trend rate used was based on projected

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

experience for 1996 and 1997, 10 percent in 1998, gradually declining to 5.0 percent by the year 2001 and remaining at that level thereafter.



     A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 and January 4, 1996 by $56 thousand and $146 thousand, respectively.



     During 1995, the Company adopted certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement. The effect of adopting these policies was immaterial.



(10) COMMITMENTS AND CONTINGENT LIABILITIES



     The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.



     Although none of the Company or its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.



     See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.



     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1996 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1996.



(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK



     At December 31, 1996, the Company had future legal loan commitments and stand-by financing agreements totaling $197.4 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $39.6 million of these arrangements. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(12) DERIVATIVE FINANCIAL INSTRUMENTS



     The Company was party to derivative financial instruments in the normal course of business for other than trading purposes to hedge exposures in foreign currency fluctuations related to certain foreign fixed maturity securities held by the Company. The Company sold its interest in such securities during 1996. The following table summarizes various information regarding these derivative financial instruments as of January 4, 1996:



                                                                                                              WEIGHTED
                       (IN THOUSANDS)                                                             WEIGHTED     AVERAGE
                                                                                                  AVERAGE     REPRICING
                                                              NOTIONAL   CARRYING   ESTIMATED     YEARS TO    FREQUENCY
                      JANUARY 4, 1996                          AMOUNT     VALUE     FAIR VALUE   EXPIRATION    (DAYS)
                      ---------------                         --------   --------   ----------   ----------   ---------
Non-trading foreign exchange forward options................  $43,754      $112        $112         .32          30



     The Company's hedges relating to foreign currency exposure were implemented using forward contracts on foreign currencies. These are generally short-duration contracts with U.S. money-center banks. The Company records realized and unrealized gains and losses on such investments in net income on a current basis. The amounts of gain (loss) included in net income during 1996, 1995 and 1994 totaled $227 thousand, $(1.0) million and $6.4 million, respectively.



(13) FAIR VALUE OF FINANCIAL INSTRUMENTS



     Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See note captioned "Invested Assets and Related Income".) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.



     Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.



     The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:



     Fixed maturities and equity securities: Fair values for fixed maturity securities and for equity securities were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZKI.



     Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.



     Mortgage loans and other real estate-related investments: Fair values for mortgage loans and other real estate-related investments were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.



     Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.



     Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1996 to be 4.75 percent, while the assumed average market crediting rate was 5.8 percent in 1996.



     The carrying values and estimated fair values of the Company's financial instruments at December 31, 1996 and January 4, 1996 were as follows:



                                                       December 31, 1996              January 4, 1996
                                                    ------------------------      ------------------------
                                                     Carrying        Fair          Carrying        Fair
                                                      Value         Value           Value         Value
                 (in thousands)                     ----------    ----------      ----------    ----------
Financial instruments recorded as assets:
  Fixed maturities(1)...........................    $3,866,431    $3,866,431      $3,749,323    $3,749,323
  Cash and short-term investments...............        74,472        74,472         398,326       398,326
  Mortgage loans and other real estate-related
     assets.....................................       267,713       267,713         288,940       288,940
  Policy loans..................................       288,302       288,302         289,390       289,390
  Other invested assets.........................        23,507        23,507          19,215        19,215
Financial instruments recorded as liabilities:
  Life policy benefits..........................     4,249,264     4,101,588       4,585,148     4,585,148



---------------


(1) Includes $112 thousand carrying value and fair value for January 4, 1996, of derivative securities used to hedge the foreign currency exposure on certain specific foreign fixed maturity investments.



(14) STOCKHOLDER'S EQUITY--RETAINED EARNINGS



     The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1997 is $40.9 million. The Company paid no cash dividends in 1996, 1995 or 1994.



     The Company's net income (loss) and stockholder's equity as determined in accordance with statutory accounting principles were as follows:



                                                                  1996          1995          1994
                       (in thousands)                           --------      --------      --------
Net income (loss)...........................................    $ 37,287      $(64,707)     $ 44,491
                                                                ========      ========      ========
Statutory surplus...........................................    $411,837      $383,374      $416,243
                                                                ========      ========      ========

                                   APPENDIX A

                         ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                                 DEATH BENEFITS


     The tables in this Prospectus have been prepared to help show how values under a Policy change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Surrender Charges, if any) and Death Benefits under a Policy issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. This charge is guaranteed not to exceed an effective annual rate of 0.90%. In addition, the net investment returns also reflect the deduction of the Fund investment advisory fees and other Fund expenses, (.92%, the average of the fees and expenses). The tables also reflect applicable charges and deductions including a 3.5% deduction against premiums, a monthly administrative charge of $5 and monthly charges for providing insurance protection. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the following approximate net annual investment rate of return of -1.82%, 4.18% and 10.18%, on a current basis. On a guaranteed basis, these rates of return would be -1.82%, 4.18% and 10.18%, respectively. Cost of insurance rates vary by issue age, sex, rating class and Policy Year and, therefore, are not reflected in the approximate net annual investment rate of return above.

     Values are shown for Policies which are issued to a male standard nonsmoker and a male preferred nonsmoker. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.


     The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.


     Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE STANDARD NON-SMOKER $1,000. ANNUAL PREMIUM ISSUE AGE 35
                        $100,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE


          PREMIUM           0% HYPOTHETICAL                6% HYPOTHETICAL                12% HYPOTHETICAL
           PAID         GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
           PLUS      -----------------------------   ----------------------------   -----------------------------
POLICY   INTEREST     CASH     SURRENDER    DEATH     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH
 YEAR      AT 5%      VALUE      VALUE     BENEFIT   VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   ---------   -------   ---------   -------   ------   ---------   -------   -------   ---------   -------
   1        1,050        724        17     100,000      774        68     100,000       825        118    100,000
   2        2,153      1,429       648     100,000    1,576       794     100,000     1,729        947    100,000
   3        3,310      2,112     1,255     100,000    2,401     1,544     100,000     2,715      1,858    100,000
   4        4,526      2,771     1,840     100,000    3,250     2,318     100,000     3,791      2,859    100,000
   5        5,802      3,409     2,403     100,000    4,125     3,118     100,000     4,966      3,960    100,000
   6        7,142      4,019     3,046     100,000    5,020     4,047     100,000     6,247      5,273    100,000
   7        8,549      4,603     3,678     100,000    5,938     5,013     100,000     7,643      6,718    100,000
   8       10,027      5,161     4,298     100,000    6,880     6,017     100,000     9,168      8,306    100,000
   9       11,578      5,693     4,909     100,000    7,846     7,062     100,000    10,836     10,052    100,000
  10       13,207      6,216     5,525     100,000    8,855     8,164     100,000    12,677     11,987    100,000
  11       14,917      6,730     6,148     100,000    9,909     9,326     100,000    14,712     14,130    100,000
  12       16,713      7,237     6,778     100,000   11,010    10,550     100,000    16,961     16,501    100,000
  13       18,599      7,736     7,415     100,000   12,160    11,838     100,000    19,445     19,124    100,000
  14       20,579      8,227     8,059     100,000   13,362    13,193     100,000    22,190     22,022    100,000
  15       22,657      8,711     8,711     100,000   14,617    14,617     100,000    25,223     25,223    100,000
  16       24,840      9,187     9,187     100,000   15,929    15,929     100,000    28,574     28,574    100,000
  17       27,132      9,656     9,656     100,000   17,299    17,299     100,000    32,277     32,277    100,000
  18       29,539     10,118    10,118     100,000   18,731    18,731     100,000    36,368     36,368    100,000
  19       32,066     10,573    10,573     100,000   20,227    20,227     100,000    40,889     40,889    100,000
  20       34,719     11,020    11,020     100,000   21,789    21,789     100,000    45,883     45,883    100,000

  25       50,113     10,923    10,923     100,000   28,575    28,575     100,000    78,636     78,636    105,372
  30       69,761      8,599     8,599     100,000   35,318    35,318     100,000   131,633    131,633    160,592
  35       94,836      2,275     2,275     100,000   41,110    41,110     100,000   215,714    215,714    250,228
  40      126,840          0         0           0   44,302    44,302     100,000   349,794    349,794    374,279
  45      167,685          0         0           0   40,832    40,832     100,000   565,945    565,945    594,242


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE STANDARD NON-SMOKER $1,000. ANNUAL PREMIUM ISSUE AGE 35
                        $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE


          PREMIUM           0% HYPOTHETICAL                6% HYPOTHETICAL                12% HYPOTHETICAL
           PAID         GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
           PLUS      -----------------------------   ----------------------------   -----------------------------
POLICY   INTEREST     CASH     SURRENDER    DEATH     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH
 YEAR      AT 5%      VALUE      VALUE     BENEFIT   VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   ---------   -------   ---------   -------   ------   ---------   -------   -------   ---------   -------
   1        1,050        723        16     100,000      773        67     100,000       824        117    100,000
   2        2,153      1,425       644     100,000    1,572       790     100,000     1,725        943    100,000
   3        3,310      2,106     1,249     100,000    2,395     1,538     100,000     2,708      1,851    100,000
   4        4,526      2,764     1,832     100,000    3,241     2,310     100,000     3,781      2,850    100,000
   5        5,802      3,398     2,391     100,000    4,112     3,105     100,000     4,952      3,945    100,000
   6        7,142      4,007     3,034     100,000    5,006     4,032     100,000     6,230      5,256    100,000
   7        8,549      4,590     3,665     100,000    5,922     4,997     100,000     7,623      6,698    100,000
   8       10,027      5,147     4,285     100,000    6,862     6,000     100,000     9,145      8,283    100,000
   9       11,578      5,676     4,892     100,000    7,824     7,040     100,000    10,807     10,023    100,000
  10       13,207      6,177     5,486     100,000    8,810     8,119     100,000    12,624     11,933    100,000
  11       14,917      6,647     6,065     100,000    9,816     9,234     100,000    14,609     14,026    100,000
  12       16,713      7,086     6,626     100,000   10,844    10,385     100,000    16,779     16,320    100,000
  13       18,599      7,492     7,170     100,000   11,893    11,571     100,000    19,154     18,833    100,000
  14       20,579      7,863     7,695     100,000   12,962    12,794     100,000    21,756     21,587    100,000
  15       22,657      8,198     8,198     100,000   14,049    14,049     100,000    24,606     24,606    100,000
  16       24,840      8,495     8,495     100,000   15,155    15,155     100,000    27,731     27,731    100,000
  17       27,132      8,749     8,749     100,000   16,276    16,276     100,000    31,160     31,160    100,000
  18       29,539      8,953     8,953     100,000   17,406    17,406     100,000    34,921     34,921    100,000
  19       32,066      9,104     9,104     100,000   18,543    18,543     100,000    39,053     39,053    100,000
  20       34,719      9,194     9,194     100,000   19,681    19,681     100,000    43,594     43,594    100,000

  25       50,113      8,534     8,534     100,000   25,240    25,240     100,000    74,373     74,373    100,000
  30       69,761      5,161     5,161     100,000   29,953    29,953     100,000   124,441    124,441    151,818
  35       94,836          0         0           0   32,143    32,143     100,000   203,535    203,535    236,101
  40      126,840          0         0           0   28,278    28,278     100,000   329,234    329,234    352,281
  45      167,685          0         0           0    8,456     8,456     100,000   531,604    531,604    558,184


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE STANDARD NON-SMOKER $3,000. ANNUAL PREMIUM ISSUE AGE 55
                        $100,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE


          PREMIUM            0% HYPOTHETICAL                   6% HYPOTHETICAL                  12% HYPOTHETICAL
           PAID          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           PLUS      --------------------------------   -----------------------------   ---------------------------------
POLICY   INTEREST       CASH      SURRENDER    DEATH     CASH     SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%       VALUE        VALUE     BENEFIT    VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   ----------   ---------   -------   -------   ---------   -------   ---------   ---------   ---------
   1        3,150         2,032       787     100,000     2,180        935    100,000       2,328       1,083     100,000
   2        6,457         3,968     2,499     100,000     4,392      2,922    100,000       4,835       3,365     100,000
   3        9,930         5,803     4,108     100,000     6,631      4,936    100,000       7,533       5,838     100,000
   4       13,577         7,539     5,619     100,000     8,902      6,983    100,000      10,448       8,529     100,000
   5       17,406         9,164     7,019     100,000    11,195      9,050    100,000      13,596      11,451     100,000
   6       21,426        10,721     8,588     100,000    13,553     11,420    100,000      17,045      14,913     100,000
   7       25,647        12,267    10,191     100,000    16,040     13,964    100,000      20,893      18,817     100,000
   8       30,080        13,804    11,830     100,000    18,662     16,688    100,000      25,183      23,209     100,000
   9       34,734        15,332    13,505     100,000    21,427     19,600    100,000      29,968      28,141     100,000
  10       39,620        16,850    15,215     100,000    24,342     22,707    100,000      35,304      33,669     100,000
  11       44,751        18,358    16,960     100,000    27,417     26,019    100,000      41,255      39,857     100,000
  12       50,139        19,857    18,741     100,000    30,659     29,543    100,000      47,892      46,776     100,000
  13       55,796        21,347    20,558     100,000    34,078     33,289    100,000      55,293      54,504     100,000
  14       61,736        22,827    22,410     100,000    37,683     37,266    100,000      63,548      63,131     100,000
  15       67,972        24,298    24,298     100,000    41,484     41,484    100,000      72,753      72,753     100,000
  16       74,521        25,760    25,760     100,000    45,493     45,493    100,000      83,020      83,020     100,000
  17       81,397        27,213    27,213     100,000    49,720     49,720    100,000      94,444      94,444     106,722
  18       88,617        28,657    28,657     100,000    54,177     54,177    100,000     107,045     107,045     118,820
  19       96,198        30,092    30,092     100,000    58,878     58,878    100,000     120,941     120,941     131,826
  20      104,158        31,518    31,518     100,000    63,834     63,834    100,000     136,268     136,268     145,807

  25      150,340        21,578    21,578     100,000    86,603     86,603    100,000     237,080     237,080     248,934
  30      209,282             0         0           0   119,288    119,288    125,253     395,181     395,181     414,940
  35      284,509             0         0           0   157,008    157,008    164,858     638,100     638,100     670,005
  40      380,519             0         0           0   203,214    203,214    205,246   1,026,437   1,026,437   1,036,702
  45      503,055             0         0           0   265,449    265,449    265,449   1,685,814   1,685,814   1,685,814


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE STANDARD NON-SMOKER $3,000. ANNUAL PREMIUM ISSUE AGE 55
                        $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE


          PREMIUM          0% HYPOTHETICAL                6% HYPOTHETICAL                  12% HYPOTHETICAL
           PAID        GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           PLUS      ----------------------------   ----------------------------   ---------------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH    SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT   VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   ------   ---------   -------   ------   ---------   -------   ---------   ---------   ---------
   1        3,150     2,030       785     100,000    2,178       933     100,000       2,326       1,081     100,000
   2        6,457     3,962     2,492     100,000    4,385     2,915     100,000       4,827       3,358     100,000
   3        9,930     5,795     4,100     100,000    6,623     4,928     100,000       7,523       5,829     100,000
   4       13,577     7,527     5,608     100,000    8,890     6,970     100,000      10,434       8,515     100,000
   5       17,406     9,152     7,007     100,000   11,181     9,036     100,000      13,579      11,435     100,000
   6       21,426    10,663     8,530     100,000   13,493    11,360     100,000      16,981      14,848     100,000
   7       25,647    12,053     9,977     100,000   15,819    13,743     100,000      20,668      18,592     100,000
   8       30,080    13,310    11,336     100,000   18,153    16,180     100,000      24,667      22,693     100,000
   9       34,734    14,421    12,594     100,000   20,486    18,659     100,000      29,014      27,187     100,000
  10       39,620    15,372    13,737     100,000   22,806    21,171     100,000      33,750      32,115     100,000
  11       44,751    16,150    14,752     100,000   25,108    23,710     100,000      38,929      37,531     100,000
  12       50,139    16,745    15,629     100,000   27,389    26,273     100,000      44,619      43,503     100,000
  13       55,796    17,142    16,353     100,000   29,644    28,855     100,000      50,904      50,115     100,000
  14       61,736    17,329    16,912     100,000   31,870    31,454     100,000      57,886      57,469     100,000
  15       67,972    17,283    17,283     100,000   34,062    34,062     100,000      65,687      65,687     100,000
  16       74,521    16,973    16,973     100,000   36,205    36,205     100,000      74,457      74,457     100,000
  17       81,397    16,306    16,306     100,000   38,244    38,244     100,000      84,370      84,370     100,000
  18       88,617    15,323    15,323     100,000   40,229    40,229     100,000      95,616      95,616     106,133
  19       96,198    13,905    13,905     100,000   42,096    42,096     100,000     108,027     108,027     117,750
  20      104,158    11,972    11,972     100,000   43,819    43,819     100,000     121,716     121,716     130,236

  25      150,340         0         0           0   49,628    49,628     100,000     213,228     213,228     223,890
  30      209,282         0         0           0   46,231    46,231     100,000     355,822     355,822     373,613
  35      284,509         0         0           0    8,445     8,445     100,000     572,633     572,633     601,265
  40      380,519         0         0           0        0         0           0     918,269     918,269     927,452
  45      503,055         0         0           0        0         0           0   1,510,177   1,510,177   1,510,177


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE PREFERRED NON-SMOKER $1,500. ANNUAL PREMIUM ISSUE AGE 35
                        $150,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE


          PREMIUM          0% HYPOTHETICAL                 6% HYPOTHETICAL                12% HYPOTHETICAL
           PAID        GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
           PLUS      ----------------------------   -----------------------------   -----------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH     CASH     SURRENDER    DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   ---------   ------   ---------   -------   -------   ---------   -------   -------   ---------   -------
   1        1,575     1,115        62     150,000     1,192        139    150,000     1,269        216    150,000
   2        3,229     2,203     1,037     150,000     2,427      1,261    150,000     2,660      1,495    150,000
   3        4,965     3,255     1,977     150,000     3,697      2,419    150,000     4,177      2,899    150,000
   4        6,788     4,287     2,896     150,000     5,020      3,629    150,000     5,848      4,458    150,000
   5        8,703     5,302     3,799     150,000     6,401      4,898    150,000     7,693      6,190    150,000
   6       10,713     6,300     4,846     150,000     7,842      8,388    150,000     9,729      8,275    150,000
   7       12,824     7,282     5,900     150,000     9,346      7,963    150,000    11,977     10,594    150,000
   8       15,040     8,248     6,960     150,000    10,916      9,628    150,000    14,458     13,169    150,000
   9       17,367     9,198     8,027     150,000    12,555     11,383    150,000    17,197     16,025    150,000
  10       19,810    10,133     9,100     150,000    14,265     13,232    150,000    20,220     19,187    150,000
  11       22,376    11,052    10,181     150,000    16,050     15,179    150,000    23,558     22,687    150,000
  12       25,069    11,957    11,270     150,000    17,914     17,226    150,000    27,242     26,555    150,000
  13       27,898    12,846    12,366     150,000    19,859     19,378    150,000    31,309     30,828    150,000
  14       30,868    13,721    13,470     150,000    21,889     21,637    150,000    35,798     35,547    150,000
  15       33,986    14,582    14,582     150,000    24,008     24,008    150,000    40,754     40,754    150,000
  16       37,261    15,429    15,429     150,000    26,219     26,219    150,000    46,224     46,224    150,000
  17       40,699    16,261    16,261     150,000    28,528     28,528    150,000    52,263     52,263    150,000
  18       44,309    17,081    17,081     150,000    30,937     30,937    150,000    58,929     58,929    150,000
  19       48,099    17,886    17,886     150,000    33,452     33,452    150,000    66,288     66,288    150,000
  20       52,079    18,679    18,679     150,000    36,077     36,077    150,000    74,411     74,411    150,000

  25       75,170    20,280    20,280     150,000    48,989     48,989    150,000   128,390    128,390    172,043
  30      104,641    19,653    19,653     150,000    63,509     63,509    150,000   215,487    215,487    262,894
  35      142,254    15,296    15,296     150,000    79,573     79,573    150,000   354,743    354,743    411,501
  40      190,260     4,372     4,372     150,000    97,457     97,457    150,000   578,149    578,149    618,620
  45      251,528         0         0           0   118,321    118,321    150,000   939,143    939,143    986,101


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE PREFERRED NON-SMOKER $1,500. ANNUAL PREMIUM ISSUE AGE 35
                        $150,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE


          PREMIUM           0% HYPOTHETICAL                6% HYPOTHETICAL                12% HYPOTHETICAL
           PAID         GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
           PLUS      -----------------------------   ----------------------------   -----------------------------
POLICY   INTEREST     CASH     SURRENDER    DEATH     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH
 YEAR      AT 5%      VALUE      VALUE     BENEFIT   VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   ---------   -------   ---------   -------   ------   ---------   -------   -------   ---------   -------
   1        1,575      1,114        60     150,000    1,190       137     150,000     1,267        214    150,000
   2        3,229      2,197     1,031     150,000    2,421     1,255     150,000     2,654      1,488    150,000
   3        4,965      3,247     1,968     150,000    3,688     2,410     150,000     4,167      2,889    150,000
   4        6,788      4,262     2,871     150,000    4,993     3,603     150,000     5,819      4,429    150,000
   5        8,703      5,241     3,738     150,000    6,335     4,832     150,000     7,623      6,119    150,000
   6       10,713      6,182     4,728     150,000    7,714     6,260     150,000     9,591      8,137    150,000
   7       12,824      7,084     5,701     150,000    9,129     7,746     150,000    11,739     10,357    150,000
   8       15,040      7,946     6,657     150,000   10,580     9,292     150,000    14,086     12,797    150,000
   9       17,367      8,765     7,593     150,000   12,067    10,895     150,000    16,649     15,477    150,000
  10       19,810      9,542     8,510     150,000   13,591    12,558     150,000    19,451     18,418    150,000
  11       22,376     10,274     9,402     150,000   15,149    14,277     150,000    22,515     21,644    150,000
  12       25,069     10,957    10,270     150,000   16,740    16,053     150,000    25,866     25,179    150,000
  13       27,898     11,591    11,110     150,000   18,366    17,885     150,000    29,534     29,054    150,000
  14       30,868     12,173    11,922     150,000   20,024    19,773     150,000    33,553     33,302    150,000
  15       33,986     12,700    12,700     150,000   21,713    21,713     150,000    37,958     37,958    150,000
  16       37,261     13,170    13,170     150,000   23,433    23,433     150,000    42,791     42,791    150,000
  17       40,699     13,574    13,574     150,000   25,178    25,178     150,000    48,094     48,094    150,000
  18       44,309     13,905    13,905     150,000   26,941    26,941     150,000    53,915     53,915    150,000
  19       48,099     14,155    14,155     150,000   28,717    28,717     150,000    60,311     60,311    150,000
  20       52,079     14,314    14,314     150,000   30,500    30,500     150,000    67,344     67,344    150,000

  25       75,170     13,448    13,448     150,000   39,289    39,289     150,000   115,080    115,080    154,208
  30      104,641      8,530     8,530     150,000   47,001    47,001     150,000   192,468    192,468    234,811
  35      142,254          0         0           0   51,289    51,289     150,000   314,710    314,710    365,064
  40      190,260          0         0           0   47,287    47,289     150,000   508,980    508,980    544,609
  45      251,528          0         0           0   21,445    21,445     150,000   821,747    821,747    862,835


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE PREFERRED NON-SMOKER $4,500. ANNUAL PREMIUM ISSUE AGE 55
                        $150,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE


          PREMIUM           0% HYPOTHETICAL                  6% HYPOTHETICAL                  12% HYPOTHETICAL
           PAID         GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           PLUS      ------------------------------   -----------------------------   ---------------------------------
POLICY   INTEREST      CASH     SURRENDER    DEATH     CASH     SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%      VALUE       VALUE     BENEFIT    VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   --------   ---------   -------   -------   ---------   -------   ---------   ---------   ---------
   1        4,725       3,078     1,217     150,000     3,300      1,440    150,000       3,524       1,663     150,000
   2        9,686       6,083     3,886     150,000     6,725      4,527    150,000       7,395       5,197     150,000
   3       14,896       9,059     6,523     150,000    10,322      7,786    150,000      11,694       9,159     150,000
   4       20,365      12,003     9,131     150,000    14,099     11,226    150,000      16,470      13,597     150,000
   5       26,109      14,918    11,708     150,000    18,066     14,856    150,000      21,775      18,565     150,000
   6       32,139      17,803    14,610     150,000    22,233     19,040    150,000      27,667      24,474     150,000
   7       38,471      20,658    17,550     150,000    26,609     23,501    150,000      34,212      31,104     150,000
   8       45,120      23,484    20,528     150,000    31,205     28,249    150,000      41,481      38,525     150,000
   9       52,101      26,281    23,545     150,000    36,032     33,295    150,000      49,555      46,819     150,000
  10       59,431      29,049    26,600     150,000    41,101     38,652    150,000      58,524      56,075     150,000
  11       67,127      31,789    29,695     150,000    46,425     44,331    150,000      68,485      66,391     150,000
  12       75,208      34,501    32,829     150,000    52,016     50,344    150,000      79,550      77,878     150,000
  13       83,694      37,185    36,003     150,000    57,889     56,707    150,000      91,839      90,657     150,000
  14       92,604      39,842    39,217     150,000    64,056     63,431    150,000     105,490     104,865     150,000
  15      101,959      42,471    42,471     150,000    70,533     70,533    150,000     120,652     120,652     150,000
  16      111,782      45,074    45,074     150,000    77,336     77,336    150,000     137,477     137,477     158,099
  17      122,096      47,650    47,650     150,000    84,481     84,481    150,000     156,033     156,033     176,317
  18      132,926      50,199    50,199     150,000    91,984     91,984    150,000     176,486     176,486     195,899
  19      144,297      52,722    52,722     150,000    99,865     99,865    150,000     199,033     199,033     216,946
  20      156,237      55,220    55,220     150,000   108,142    108,142    150,000     223,894     223,894     239,566

  25      225,511      52,731    52,731     150,000   152,731    152,731    160,367     388,823     388,823     408,264
  30      313,924      37,427    37,427     150,000   208,639    208,639    219,071     650,497     650,497     683,022
  35      426,763           0         0           0   273,977    273,977    287,676   1,060,127   1,060,127   1,113,133
  40      570,779           0         0           0   354,062    354,062    357,603   1,718,253   1,718,253   1,735,436
  45      754,583           0         0           0   458,769    458,769    458,769   2,818,909   2,818,909   2,818,909


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE PREFERRED NON-SMOKER $4,500. ANNUAL PREMIUM ISSUE AGE 55
                        $150,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE


          PREMIUM             0% HYPOTHETICAL                    6% HYPOTHETICAL                    12% HYPOTHETICAL
           PAID           GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
           PLUS      ---------------------------------   --------------------------------   ---------------------------------
POLICY   INTEREST       CASH       SURRENDER    DEATH       CASH      SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%        VALUE        VALUE     BENEFIT     VALUE        VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   -----------   ---------   -------   ----------   ---------   -------   ---------   ---------   ---------
   1        4,725          3,075     1,214     150,000        3,297     1,437     150,000       3,520       1,660     150,000
   2        9,686          6,002     3,804     150,000        6,641     4,443     150,000       7,308       5,110     150,000
   3       14,896          8,781     6,246     150,000       10,031     7,496     150,000      11,392       8,856     150,000
   4       20,365         11,409     8,536     150,000       13,468    10,595     150,000      15,802      12,929     150,000
   5       26,109         13,875    10,665     150,000       16,943    13,733     150,000      20,568      17,358     150,000
   6       32,139         16,170    12,977     150,000       20,450    17,257     150,000      25,726      22,533     150,000
   7       38,471         18,284    15,175     150,000       23,983    20,875     150,000      31,317      28,209     150,000
   8       45,120         20,199    17,243     150,000       27,530    24,574     150,000      37,386      34,430     150,000
   9       52,101         21,896    19,159     150,000       31,077    28,341     150,000      43,984      41,248     150,000
  10       59,431         23,352    20,904     150,000       34,610    32,161     150,000      51,177      48,728     150,000
  11       67,127         24,550    22,456     150,000       38,120    36,026     150,000      59,046      56,952     150,000
  12       75,208         25,474    23,802     150,000       41,603    39,931     150,000      67,698      66,026     150,000
  13       83,694         26,103    24,921     150,000       45,053    43,870     150,000      77,258      76,076     150,000
  14       92,604         26,416    25,792     150,000       48,465    47,840     150,000      87,883      87,258     150,000
  15      101,959         26,384    26,384     150,000       51,833    51,833     150,000      99,761      99,761     150,000
  16      111,782         25,956    25,956     150,000       55,137    55,137     150,000     113,120     113,120     150,000
  17      122,096         24,997    24,997     150,000       58,296    58,296     150,000     128,232     128,232     150,000
  18      132,926         23,565    23,565     150,000       61,385    61,385     150,000     145,322     145,322     161,307
  19      144,297         21,485    21,485     150,000       64,313    64,313     150,000     164,155     164,155     178,929
  20      156,237         18,639    18,639     150,000       67,044    67,044     150,000     184,927     184,927     197,872

  25      225,511              0         0           0       76,957    76,957     150,000     323,789     323,789     339,979
  30      313,924              0         0           0       75,011    75,011     150,000     540,164     540,164     567,172
  35      426,763              0         0           0       29,675    29,675     150,000     869,152     869,152     912,609
  40      570,779              0         0           0            0         0           0   1,393,618   1,393,618   1,407,554
  45      754,583              0         0           0            0         0           0   2,291,787   2,291,787   2,291,787


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                         TABLE OF DEATH BENEFIT FACTORS

ATTAINED                         ATTAINED                         ATTAINED                         ATTAINED
  AGE*           PERCENT           AGE*           PERCENT           AGE*           PERCENT           AGE*           PERCENT
--------         -------         --------         -------         --------         -------         --------         -------
  0-40             250              50              185              60              130               70            115
    41             243              51              178              61              128               71            113
    42             236              52              171              62              126               72            111
    43             229              53              164              63              124               73            109
    44             222              54              157              64              122               74            107
    45             215              55              150              65              120            75-90            105
    46             209              56              146              66              119               91            104
    47             203              57              142              67              118               92            103
    48             197              58              138              68              117               93            102
    49             191              59              134              69              116               94            101
                                                                                                    95-99            100

* ATTAINED AGE AS OF THE BEGINNING OF THE POLICY YEAR

                      (This page intentionally left blank)

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING PURSUANT TO RULE 484(B)(1)
                        UNDER THE SECURITIES ACT OF 1933

     Pursuant to the Distribution Agreement filed as Exhibit 1-A(3)(a) to this Registration Statement, Kemper Investors Life Insurance Company (KILICO) and the Separate Account will agree to indemnify Investors Brokerage Services, Inc.
(IBS) against any claims, liabilities and expenses which IBS may incur under the Securities Act of 1933, common law or otherwise, arising out of or based upon any alleged untrue statements of material fact contained in any registration statement or prospectus of the Separate Account, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading. IBS will agree to indemnify KILICO and the Separate Account against any and all claims, demands, liabilities and expenses which KILICO or the Separate Account may incur, arising out of or based upon any act or deed of IBS or of any registered representative of an NASD member investment dealer which has an agreement with IBS and is acting in accordance with KILICO's instructions.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of KILICO or the Separate Account (by virtue of the fact that they may also be agents, employees or controlling persons of IBS) pursuant to the foregoing provisions, or otherwise KILICO and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO or the Separate Account of expenses incurred or paid by a director, officer or controlling person of KILICO or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, KILICO and the Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


             REPRESENTATION REGARDING FEES AND CHARGES PURSUANT TO


                SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940



     Kemper Investors Life Insurance Company (KILICO) represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:

            The Facing sheet.


          (1) Reconciliation and tie between items in N-8B-2 and Prospectus.



            The prospectus consisting of 69 pages.


            The undertaking to file reports.

            Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933.


               Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940.



            The signatures.


            Written consents of the following persons:


          (2) A. Frank J. Julian, Esq. (Included in Opinion filed as Exhibit 3(a)).



            B. KPMG Peat Marwick LLP, independent auditors (Filed as Exhibit
               6(a)).



            C. Christopher J. Nickele, FSA (Included in Opinion filed as Exhibit
               3(b)).


           The following exhibits:


           (1) 1-A(1)                   KILICO Resolution establishing the Separate Account
           (1) 1-A(3)(a)                Distribution Agreement between KILICO and Investors Brokerage
                                        Services, Inc. (IBS)
           (3) 1-A(3)(b)                Specimen Selling Group Agreement of IBS
           (2) 1-A(3)(c)                Schedules of commissions
           (3) 1-A(3)(d)                General Agent Agreement
           (2) 1-A(5)                   Form of Policy
           (1) 1-A(6)(a)                KILICO Articles of Incorporation
           (3) 1-A(6)(b)                By-Laws of KILICO
            1-A(8)(a)                   Participation Agreement among KILICO, American Skandia Trust and
                                        American Skandia Investment Services, Incorporated
            1-A(8)(b)                   Service Agreement between KILICO and American Skandia Investment
                                        Services, Incorporated
           (2) 1-A(10)                  Application for Policy
           (2) 2                        Specimen Notice of Withdrawal Right
           (2) 3(a)                     Opinion and consent of legal officer of KILICO as to legality of policies being registered
            3(b)                        Opinion and consent of actuarial officer of KILICO regarding prospectus illustrations and actuarial matters
            6(a)                        Consent of independent auditors
           (2) 8                        Procedures Memorandum, pursuant to Rule 6e-3(T)(b)(12)(iii)
           (1) 11                       Representation, description and undertakings regarding mortality and expense risk charge pursuant to Rule 6e-3(T)(b)(13)(iii)(F)


-------------------------

(1) Filed with the Registration Statement of the Registrant on Form S-6 filed on or about December 26, 1995 (File No. 33-65399).



(2) Filed with Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form S-6 filed on or about June 5, 1996 (File No. 33-65399).



(3) Filed with Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-02491) filed on or about April 23, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, KILICO Variable Separate Account, certifies that it meets the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Grove and State of Illinois on the 24th day of April, 1997.

                                          KILICO VARIABLE SEPARATE ACCOUNT
                                          (Registrant)

                                          By: Kemper Investors Life Insurance
                                          Company
                                          (Depositor)


                                          By:


                                            /s/ JOHN B. SCOTT*


                                            ------------------------------------
                                            John B. Scott, Chief Executive
                                              Officer
                                            and President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 24th day of April, 1997.



                   SIGNATURE                                            TITLE
                   ---------                                            -----

/s/ JOHN B. SCOTT*                                 Chief Executive Officer, President and Director
-----------------------------------------------    (Principal Executive Officer)
John B. Scott

/s/ W. H. BOLINDER*                                Chairman of the Board and Director
-----------------------------------------------
William H. Bolinder

/s/ FREDERICK L. BLACKMON*                         Senior Vice President and Chief Financial
-----------------------------------------------    Officer (Principal Financial Officer and
Frederick L. Blackmon                              Principal Accounting Officer)

/s/ LOREN J. ALTER*                                Director
-----------------------------------------------
Loren J. Alter

/s/ DANIEL L. DOCTOROFF*                           Director
-----------------------------------------------
Daniel L. Doctoroff

/s/ STEVEN M. GLUCKSTERN*                          Director
-----------------------------------------------
Steven M. Gluckstern

/s/ MICHAEL P. STRAMAGLIA*                         Director
-----------------------------------------------
Michael P. Stramaglia

/s/ PAUL H. WARREN*                                Director
-----------------------------------------------
Paul H. Warren

*By:
     /s/ FRANK J. JULIAN
     ------------------------------------------
     Frank J. Julian
     Attorney-in-Fact**
     April 24, 1997



** Pursuant to Power of Attorney forms filed as Exhibit 24 to Amendment No. 2 to the Registration Statement of Kemper Investors Life Insurance Company on Form S-1 filed on April 23, 1997 (File No. 333-02491) which are hereby incorporated herein by reference.

                                 EXHIBIT INDEX



1-A(8)(a)  Participation Agreement among KILICO, American Skandia Trust and American Skandia Investment Services, Incorporated
1-A(8)(b)  Service Agreement between KILICO and American Skandia
           Investment Services, Incorporated
3(b)       Opinion and consent of actuarial officer of KILICO regarding prospectus illustrations and actuarial matters
6(a)       Consent of independent auditors